UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: November 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Semi-Annual Report November 30, 2013

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class C1	Class I

Nuveen Minnesota Intermediate Municipal Bond Fund	FAMAX	NIBMX	FACMX	FAMTX
Nuveen Minnesota Municipal Bond Fund	FJMNX	NMBCX	FCMNX	FYMNX
Nuveen Nebraska Municipal Bond Fund	FNTAX	NCNBX	FNTCX	FNTYX
Nuveen Oregon Intermediate Municipal Bond Fund	FOTAX	NIMOX	—	FORCX

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Nuveen Investments	3

Chairman’s Letter to Shareholders

Dear Shareholders,

I am pleased to have this opportunity to introduce myself to you as the new independent chairman of the Nuveen Fund Board, effective July 1, 2013. I am honored to have been selected as chairman, with its primary responsibility to serve the interests of the Nuveen Fund shareholders. My predecessor, Robert Bremner, was the first independent director to serve as chairman of the Board and I, and my fellow Board members, plan to continue his legacy of strong independent oversight of your funds.

The global economy has hit major turning points over the last several months to a year. The developed world is gradually recovering from its financial crisis while the emerging markets appear to be struggling with the downshift of China’s growth potential. Japan is entering a new era of growth after decades of economic stagnation and many of the Eurozone nations appear to be exiting their recession. Despite the positive events, there are still potential risks. Middle East tensions, rising oil prices, defaults in Europe and fallout from the financial stress in emerging markets could all reverse the recent progress in the global economy.

On the domestic front, recent events such as the Federal Reserve decision to slow down its bond buying program beginning in January of 2014 and the federal budget compromise that would guide government spending into 2015 are both positives for the economy moving forward. Corporate fundamentals are strong as earnings per share and corporate cash are at the highest level in two decades. Unemployment is trending down and the housing market has experienced a rebound, each assisting the positive economic scenario. However, there are some issues to be watched. Interest rates are expected to increase but significant uncertainty about the timing remains. Partisan politics in Washington D.C. with their troublesome outcomes add to the uncertainties that could cause problems for the economy going forward.

In the near term, governments are focused on economic recovery and the growth of their economies, which could lead to an environment of attractive investment opportunities. Over the long term, the uncertainties mentioned earlier could hinder the potential growth. Because of this, Nuveen’s investment management teams work hard to balance return and risk with a range of investment strategies. I encourage you to read the following commentary on the management of your fund.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

January 21, 2014

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen Minnesota Intermediate Municipal Bond Fund

Nuveen Minnesota Municipal Bond Fund

Nuveen Nebraska Municipal Bond Fund

Nuveen Oregon Intermediate Municipal Bond Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Portfolio managers Christopher L. Drahn, CFA, Michael S. Hamilton and Douglas J. White, CFA, review key investment strategies and the Funds’ performance. Chris has managed the Nuveen Minnesota Intermediate Municipal Bond Fund since 1994. Doug has managed the Nuveen Minnesota Municipal Bond Fund since 1988 and the Nuveen Nebraska Municipal Bond Fund since 2011, and Michael has managed the Nuveen Oregon Intermediate Municipal Bond Fund since 1997.

How did the Funds perform during the six-month reporting period ended November 30, 2013?

The tables in the Fund Performance, Expense and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for its Class A Shares at net asset value (NAV) for the six-month, one-year, five-year and ten-year periods ending November 30, 2013. Each Fund’s returns are compared with the performance of a corresponding market index and its Lipper classification average.

During the first part of this reporting period, widespread uncertainty about the next step for the Federal Reserve’s (Fed) quantitative easing program and the potential impact on the economy and financial markets led to increased market volatility. After surprising the market in September 2013 with its decision to wait for additional evidence of an improving economy before making any adjustments to the program, the Fed announced on December 18 (subsequent to the close of this reporting period) that it would begin tapering its monthly bond-buying program by $10 billion (to $75 billion) in January 2014. Political debate over federal spending and headline credit stories involving Detroit and Puerto Rico also contributed to the unsettled environment during this period and prompted an increase in selling by bondholders across the fixed income markets. Although the second half of the period brought some stabilization and a rally in the municipal market, municipal bond prices generally declined for the period as a whole, especially at the longer end of the maturity spectrum, while interest rates rose. During this time, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that had the potential to perform well over the long term and helped us keep our Funds fully invested.

During the six-months ending November 30, 2013, the Class A Shares at NAV of the Minnesota and Nebraska Funds underperformed the S&P Municipal Bond Index, while the Class A Shares at NAV of the Minnesota Intermediate and

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P) Group, Moody’s Investors Service (Moody’s), Inc. or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

Oregon Intermediate Funds underperformed the S&P Municipal Bond Intermediate Index. The Minnesota, Nebraska and Oregon Intermediate Funds underperformed their respective Lipper classification average, while the Minnesota Intermediate Fund outperformed its Lipper classification average. Shareholders should note that the performance of the Lipper Other States classification represents the overall average of returns for funds from multiple states with a wide variety of municipal market conditions, making direct comparisons less meaningful.

What strategies were used to manage the Funds during the six-month reporting period ended November 30, 2013? How did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by Nuveen Asset Management. Our municipal bond portfolios are managed with a value-oriented approach and close input from Nuveen Asset Management’s research team. Below, we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen Minnesota Intermediate Municipal Bond Fund

During the six-month reporting period, the Nuveen Minnesota Intermediate Municipal Bond Fund underperformed the S&P Municipal Bond Intermediate Index. Much of the Fund’s underperformance stemmed from its slightly longer duration, meaning it was a bit more sensitive to interest rate changes than the benchmark, which hampered its ability to keep up with the index as interest rates rose. The Fund’s longer overall duration was due to its overweight in bonds with durations of 10 years or more, which underperformed shorter-duration securities. This yield curve positioning detracted from relative results, given that longer-term bonds suffered disproportionately as rates climbed. Worth noting is that the durations of the Fund and the benchmark extended during the reporting period, as typically occurs when rates are on the rise. After yields rose substantially through late summer, we were hesitant to continue to sell too many long duration bonds or otherwise shorten our duration, a strategy that ultimately proved beneficial to performance in the final months of the reporting period when rates drifted lower.

Credit quality positioning, sector positioning and security selection were mostly neutral factors for relative performance during the reporting period. The Fund’s modest exposure to Puerto Rico bonds was a minor disappointment. As a group, these securities came under severe pressure due to concerns about the U.S. territory’s economic and fiscal outlook. At their peak during the reporting period, Puerto Rico bonds made up less than 2% of net assets. In July, one of the Fund’s positions matured, and in September we sold additional Puerto Rico holdings, bringing our exposure to this category to under 1% of net assets at the end of the reporting period. Those bond that remained were insured, short maturity bonds, which fared far better than their uninsured and longer term counterparts.

As was the case with much of the municipal bond fund industry, the Fund experienced shareholder redemptions, requiring us to sell some securities. On many such occasions, we were able to take advantage of pockets of strong demand by investors for certain types of bond structures. For instance, we sold some debt with comparatively low coupons at prices we believed were advantageous throughout the reporting period.

Although our transaction activity was weighted toward the sell side, we made some notable purchases during the reporting period and added a number of higher coupon securities. Our goal was to enhance the Fund’s income stream. To further bolster the Fund’s income generating capacity, we increased our A-rated exposure (and decreased our overall weighting in the AA-rated category) over the course of the reporting period. Examples of purchases include Gustavus Apolphus College and the Minneapolis-St. Paul Metropolitan Airports Commission.

6	Nuveen Investments

Nuveen Minnesota Municipal Bond Fund

The Nuveen Minnesota Municipal Bond Fund underperformed the S&P Municipal Bond Index during the six-month reporting period. The biggest factor behind this underperformance was the portfolio’s duration, meaning its sensitivity to changes in interest rates, which was longer than that of the benchmark, making the Fund more vulnerable to the negative effects of rising rates during the reporting period. Specifically, we maintained an overweighting in bonds with durations of 10 years and longer. This allocation proved detrimental, given that these holdings were hurt the most when interest rates rose steadily during the summer. In addition, the Fund’s duration naturally drifted further upward due to the rising rate environment. Given these factors, the Fund was unable to keep pace with the index for much of the reporting period. Our willingness to maintain our long-term strategy and avoid sudden portfolio shifts in response to volatile markets enabled us to regain a significant portion of the lost ground when municipal market conditions became more favorable over the latter half of the reporting period.

Credit quality positioning, especially an overweighting in BBB-rated bonds, the lowest tier of the investment grade universe, was a lesser but still meaningful detractor. We regularly overweight lower investment grade bonds because of our confidence in the firm’s depth of research and our ability to uncover creditworthy issuers with bonds trading at attractive prices. As we mentioned, however, investors’ credit concerns mounted during the reporting period. Accordingly, the Fund’s allocation to the BBB-rated credit quality category was a disadvantage, given that the group considerably underperformed the index.

From a sector perspective, the Fund experienced mixed results from its positioning in tax-supported bonds, with an underweighting in this lagging category offset by a negative impact from bond selection. Bond selection in the education category was also detrimental. In contrast, the Fund was helped by its overweighting in housing issues, as well as by stronger-than-average performance from our individual holdings in the sector.

The Fund was hurt by its relatively modest exposure to Puerto Rico-issued bonds, which lost value in response to investors’ concerns about credit quality. However, because we sold many of our Puerto Rico bonds before the worst of the decline in their performance, we were able to minimize the overall negative impact on the Fund.

In managing the portfolio, our goal was to maintain a consistent strategy and avoid significant duration and credit quality positioning changes, especially amid difficult market conditions. Indeed, as the municipal backdrop improved late in the reporting period, we began to see a turnaround in the Fund’s results, and we believe its recovery would have been smaller had we been less patient with our investment discipline.

Throughout much of the reporting period and like most of the municipal bond fund industry, the Fund experienced investment outflows, which required us to sell securities in order to satisfy redemptions. Accordingly, our activity focused on identifying which securities could be liquidated without meaningfully disrupting the portfolio’s structure, and we sold securities across a variety of sectors, maturity ranges and credit quality segments, including Puerto Rico bonds. At period end, less than 0.4% of the portfolio was invested in Puerto Rico credits, down from about 2.1% six months earlier.

While the majority of our management activity was focused on sales to meet shareholder redemptions, we periodically took advantage of opportunities to buy bonds that we found attractive, including several education, senior care and economic development bonds. These purchases, however, were the exception rather than the rule because of the nature of Minnesota bond supply during the reporting period. The relatively limited offerings were composed primarily of higher quality and shorter duration bonds than we would typically look to buy for the Fund.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

Nuveen Nebraska Municipal Bond Fund

The leading factor behind the relative underperformance of the Nuveen Nebraska Municipal Bond Fund was its duration positioning. Early in the reporting period, the Fund’s duration drifted upward, a natural occurrence in a climate of rising interest rates, and this increase in the Fund’s interest rate sensitivity hampered results during the market’s summer downturn. As rates rose on the long end of the yield curve, our elevated exposure to bonds with durations of 10 years and greater proved particularly detrimental, as they were highly sensitive to the negative effects of the rising rate environment. We remained comfortable with the Fund’s positioning throughout the reporting period, believing it would be imprudent to make large shifts to the portfolio in response to what we saw as temporary challenges in the market environment. In fact, when the market rebounded in the second half of the period, the Fund’s elevated duration provided a positive impact on results that partially compensated for the earlier duration related losses.

The Fund’s sector positioning detracted from results on a relative basis. Specifically, our overweighting in the education and health care sectors had a negative effect, given that both groups lagged the index. However, the Fund’s fairly significant underweighting in transportation bonds was a modest corresponding positive, as this category slightly trailed the index.

Meanwhile, our allocation to Puerto Rico-issued bonds was disappointing, as these securities struggled amid concerns about credit quality. We began the period with a 6.6% weighting in Puerto Rico debt and had reduced this allocation to just 0.1% of the portfolio at the end of the reporting period, with most of those sales taking place before the worst of the downturn in these credits during the fall months. Accordingly, Puerto Rico bonds detracted on a relative basis, but the impact was small.

As with the other Funds profiled in this report and the municipal bond fund industry in general, the Nebraska Fund faced substantial investment outflows. Consequently, the majority of our management activity during the reporting period involved selling securities to generate the proceeds needed to fund shareholder redemptions. Our goal was to preserve the Fund’s duration, credit quality and sector exposures as best we could inspite of selling various securities, given that we liked how the Fund was positioned and wanted to be prepared to benefit in the event that market conditions normalized which, in fact, they did in the final months of the reporting period. As previously mentioned, many of these sales consisted of Puerto Rico bonds, about which we had developed concerns. Other selling activity was driven by demand for specific securities in the marketplace. Sales during the period took place across a variety of sectors, including the education, health care, housing, industrial development revenue, U.S. guaranteed, public power, general obligation and water/sewer categories.

While purchases were necessarily limited because of the emphasis on meeting shareholder redemptions, we did establish a few new positions in public power and health care bonds. As a result of our transactions during the reporting period, the Fund experienced an increase in its exposure to AA-rated bonds, counterbalanced by a comparable decrease in our A-rated allocation.

Nuveen Oregon Intermediate Municipal Bond Fund

The Nuveen Oregon Intermediate Municipal Bond Fund underperformed the S&P Municipal Bond Intermediate Index during the six-month reporting period, with the portfolio’s duration and credit quality positioning the main drivers of its relative results. Maintaining a longer duration than the benchmark, meaning the Fund was more sensitive to the negative effects of rising interest rates, was detrimental. Additionally, the portfolio’s larger allocation to bonds on the long end of the yield curve, between 8 and 10 years, acted as a drag, as longer dated issues declined in response to increasing rates more than shorter maturity bonds, in which the Fund had less exposure. As a natural consequence of rising

8	Nuveen Investments

interest rates, the durations of the Fund and the index extended. We were reluctant to alter our approach to duration, given our view that longer term bonds were both attractively valued and important contributors to the Fund’s income stream. Our patience was rewarded, and having a longer duration benefited the Fund in the fall relative to the index when interest rates drifted lower.

From a credit quality perspective, the Fund was hurt by its overweight in BBB-rated securities, specifically its holdings in Puerto Rico bonds. Securities issued by this U.S. territory which suffered steep declines amid growing concern about the island’s financial challenges. We pared back our stake in Puerto Rico bonds from about 3% at the beginning of the reporting period to roughly 1% at the end of the reporting period, which helped avoid some, but not all, of the poor performance these bonds endured.

On the positive side, the Fund was helped by favorable sector allocation. Here, our larger exposure than the benchmark to the higher education sector contributed to relative performance, as the group was one of the better-performing segments of the index. The Fund’s underweight to the utilities sector was another plus, because it trailed the benchmark.

Our transaction activity was heavier than normal during the past six months. We added some health care bonds to the portfolio. These were securities that we believed were attractively priced, produced an adequate level of income for their risk and had the potential to outperform similar securities over the long term.

Most of our management activity, however, was concentrated on the sell side. As a consequence of the downturn in the municipal bond market, both it and the Fund experienced investment outflows during the reporting period. To satisfy these shareholder redemptions, we deployed a number of strategies. In addition to eliminating some Puerto Rico holdings from the portfolio, we also sold lower coupon bonds during the summer when individual investor demand for such securities was comparatively healthy and the relative prices the bonds commanded was comparatively high. To maintain the desired duration short bonds were also sold during the reporting period when appropriate.

An Update Regarding Detroit and Puerto Rico

During this reporting period, two credit situations weighed on the municipal market. It is important to note that, while these situations received much attention from the media, they represented isolated events. On July 18, 2013, the City of Detroit filed for Chapter 9 bankruptcy. Detroit, burdened by decades of population loss, declines in the auto manufacturing industry, and significant tax base deterioration, has been under severe financial stress for an extended period. Detroit’s bankruptcy filing will likely be a lengthy one, given the complexity of its debt portfolio, number of creditors, numerous union contracts, and significant legal questions that must be addressed.

Another factor affecting the Funds’ holdings was the downgrade of debt issued by Puerto Rico. In 2012, Moody’s downgraded Puerto Rico general obligation (GO) bonds to Baa3 from Baa1, Puerto Rico Sales Tax Financing Corporation (COFINA) senior sales tax revenue bonds to Aa3 from Aa2, and COFINA subordinate sales tax revenue bonds to A3 from A1. In October 2013, Moody’s further downgraded the COFINA senior sales tax bonds to A2, while affirming the subordinate bonds at A3. On November 14, 2013, Fitch Ratings announced that it was placing the majority of Puerto Rico issuance—with the exception of the COFINA bonds—on negative credit watch, which implies that another downgrade may be likely. While Fitch currently rates Puerto Rico issuance at BBB-, it affirmed the ratings on COFINA bonds at AA- for the senior bonds and A+ for the subordinate bonds, with stable outlooks. On December 11, 2013 (subsequent to the close of this reporting period), Moody’s announced that it also had placed its Baa3 rating on Puerto Rico GOs (and other Puerto Rico issues linked to the GO rating) on review for downgrade. These downgrades were based on Puerto Rico’s ongoing economic problems and, in the case of the COFINA bonds, the impact of these problems on the projected growth of sales tax revenues. However, the COFINA bonds were able to maintain a higher credit

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

rating than the GOs because, unlike the revenue streams supporting some Puerto Rican issues, the sales taxes supporting the COFINA bonds cannot be diverted and used to support Puerto Rico’s GO bonds. For the reporting period ended November 30, 2013, Puerto Rico paper underperformed the municipal market as a whole.

10	Nuveen Investments

Risk Considerations and Dividend Information

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Funds’ use of inverse floaters creates effective leverage. Leverage involves the risk that the Funds could lose more than their original investment and also increases the Funds’ exposure to volatility and interest rate risk.

Dividend Information

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s NAV. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of November 30, 2013, the Funds had positive UNII balances, based upon our best estimate, for tax purposes. The Minnesota Intermediate, Minnesota and Nebraska Municipal Bond Funds had positive UNII balances and the Oregon Intermediate Municipal Bond Fund had a negative UNII balance for financial reporting purposes.

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12	Nuveen Investments

Fund Performance, Expense and Effective Leverage Ratios

The Fund Performance, Expense and Effective Leverage Ratios for each Fund are shown on the following four pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital. The effective leverage ratio shown is the amount of investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Nuveen Investments	13

Fund Performance, Expense and Effective Leverage Ratios (continued)

Nuveen Minnesota Intermediate Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense and Effective Leverage Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of November 30, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(1.53)%	(2.40)%	5.61%	3.80%
Class A Shares at maximum Offering Price	(4.51)%	(5.29)%	4.97%	3.48%
S&P Municipal Bond Intermediate Index*	(1.04)%	(1.88)%	6.02%	4.59%
Lipper Other States Intermediate Municipal Debt Funds Classification Average*	(1.66)%	(3.19)%	4.42%	3.19%

Class I Shares	(1.45)%	(2.25)%	5.76%	3.93%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception**
Class C Shares	(1.83)%	(2.92)%	4.29%
Class C1 Shares	(1.85)%	(2.85)%	3.74%

Average Annual Total Returns as of December 31, 2013 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.76%	(1.52)%	5.59%	3.72%
Class A Shares at maximum Offering Price	(2.28)%	(4.48)%	4.94%	3.41%
Class I Shares	0.86%	(1.36)%	5.71%	3.84%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception**
Class C Shares	0.47%	(2.03)%	4.10%
Class C1 Shares	0.53%	(1.97)%	3.61%

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares and Class C1 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C1	Class I
Expense Ratios	0.82%	1.36%	1.27%	0.62%

Effective Leverage Ratio as of November 30, 2013

Effective Leverage Ratio	0.00%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

**	Since inception returns for Class C and Class C1 Shares are from 1/18/11 and 10/28/09, respectively.

14	Nuveen Investments

Nuveen Minnesota Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense and Effective Leverage Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of November 30, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(4.79)%	(5.86)%	7.52%	4.17%
Class A Shares at maximum Offering Price	(8.79)%	(9.84)%	6.61%	3.72%
S&P Municipal Bond Index*	(2.73)%	(3.57)%	6.57%	4.44%
Lipper Minnesota Municipal Debt Funds Classification Average*	(3.19)%	(4.27)%	6.16%	3.70%

Class C1 Shares	(4.88)%	(6.27)%	7.03%	3.71%
Class I Shares	(4.55)%	(5.64)%	7.74%	4.38%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception**
Class C Shares	(5.00)%	(6.35)%	6.32%

Average Annual Total Returns as of December 31, 2013 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(0.27)%	(4.66)%	7.68%	4.08%
Class A Shares at maximum Offering Price	(4.42)%	(8.68)%	6.75%	(3.63)%
Class C1 Shares	(0.52)%	(5.15)%	7.17%	3.61%
Class I Shares	(0.19)%	(4.51)%	7.86%	4.28%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception**
Class C Shares	(0.57)%	(5.15)%	6.09%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares and Class C1 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C1	Class I
Expense Ratios	0.84%	1.39%	1.30%	0.65%

Effective Leverage Ratio as of November 30, 2013

Effective Leverage Ratio	0.00%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

**	Since inception returns for Class C Shares are from 1/18/11.

Nuveen Investments	15

Fund Performance, Expense and Effective Leverage Ratios (continued)

Nuveen Nebraska Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense and Effective Leverage Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of November 30, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(4.95)%	(7.41)%	6.02%	3.68%
Class A Shares at maximum Offering Price	(8.97)%	(11.32)%	5.12%	3.24%
S&P Municipal Bond Index*	(2.73)%	(3.57)%	6.57%	4.44%
Lipper Other States Municipal Debt Funds Classification Average*	(4.59)%	(6.06)%	5.66%	3.40%

Class C1 Shares	(5.15)%	(7.85)%	5.57%	3.26%
Class I Shares	(4.95)%	(7.34)%	6.26%	3.91%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception**
Class C Shares	(5.32)%	(8.01)%	4.29%

Average Annual Total Returns as of December 31, 2013 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(1.14)%	(5.53)%	6.01%	3.57%
Class A Shares at maximum Offering Price	(5.33)%	(9.47)%	5.10%	3.12%
Class C1 Shares	(1.41)%	(5.97)%	5.56%	3.14%
Class I Shares	(1.05)%	(5.37)%	6.24%	3.81%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception**
Class C Shares	(1.43)%	(6.06)%	4.07%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares and Class C1 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C1	Class I
Gross Expense Ratios	0.90%	1.45%	1.36%	0.70%
Net Expense Ratios	0.88%	1.43%	1.33%	0.68%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through March 31, 2015, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 0.90%, 1.45%, 1.35% and 0.70% for Class A, Class C, Class C1 and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

Effective Leverage Ratio as of November 30, 2013

Effective Leverage Ratio	0.00%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

**	Since inception returns for Class C Shares are from 1/18/11.

16	Nuveen Investments

Nuveen Oregon Intermediate Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense and Effective Leverage Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of November 30, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(1.96)%	(3.25)%	4.76%	3.40%
Class A Shares at maximum Offering Price	(4.87)%	(6.13)%	4.12%	3.09%
S&P Municipal Bond Intermediate Index*	(1.04)%	(1.88)%	6.02%	4.59%
Lipper Other States Intermediate Municipal Debt Funds Classification Average*	(1.66)%	(3.19)%	4.42%	3.19%

Class I Shares	(1.87)%	(2.98)%	4.95%	3.57%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception**
Class C Shares	(2.26)%	(3.72)%	3.74%

Average Annual Total Returns as of December 31, 2013 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.24%	(2.18)%	4.57%	3.30%
Class A Shares at maximum Offering Price	(2.72)%	(5.14)%	3.94%	2.98%
Class I Shares	0.43%	(2.01)%	4.74%	3.47%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception**
Class C Shares	0.04%	(2.76)%	3.52%

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Expense Ratios	0.83%	1.38%	0.63%

Effective Leverage Ratio as of November 30, 2013

Effective Leverage Ratio	0.00%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

**	Since inception returns for Class C Shares are from 1/18/11.

Nuveen Investments	17

Yields as of November 30, 2013

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

Nuveen Minnesota Intermediate Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C1	Class I
Dividend Yield	3.13%	2.65%	2.75%	3.42%
SEC 30-Day Yield	2.17%	1.69%	1.80%	2.44%
Taxable-Equivalent Yield[2]	3.27%	2.55%	2.71%	3.68%

Nuveen Minnesota Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C1	Class I
Dividend Yield	3.63%	3.19%	3.31%	3.95%
SEC 30-Day Yield	3.39%	2.99%	3.09%	3.74%
Taxable-Equivalent Yield[2]	5.11%	4.51%	4.66%	5.64%

Nuveen Nebraska Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C1	Class I
Dividend Yield	3.22%	2.78%	2.86%	3.54%
SEC 30-Day Yield	2.93%	2.51%	2.61%	3.26%
Taxable-Equivalent Yield[3]	4.37%	3.74%	3.89%	4.86%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 33.7%.

3	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.9%.

18	Nuveen Investments

Nuveen Oregon Intermediate Municipal Bond Fund

	Share Class
	Class A1	Class C	Class I
Dividend Yield	2.76%	2.26%	3.02%
SEC 30-Day Yield	1.78%	1.29%	2.03%
Taxable-Equivalent Yield[2]	2.74%	1.99%	3.13%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 35.1%.

Nuveen Investments	19

Holding Summaries as of November 30, 2013

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Minnesota Intermediate Municipal Bond Fund

Bond Credit Quality1

AAA/U.S. Guaranteed	4.9%
AA	30.0%
A	38.3%
BBB	13.7%
BB or Lower	1.9%
N/R	11.2%

Portfolio Composition2

Education and Civic Organizations	27.0%
Health Care	20.6%
Tax Obligation/General	15.4%
Utilities	11.5%
Transportation	7.5%
Long-Term Care	6.6%
Tax Obligation/Limited	6.2%
Short-Term Investments	0.8%
Other	4.4%

Nuveen Minnesota Municipal Bond Fund

Bond Credit Quality1

AAA/U.S. Guaranteed	5.3%
AA	21.7%
A	32.7%
BBB	17.3%
BB or Lower	5.7%
N/R	17.3%

Portfolio Composition2

Education and Civic Organizations	21.3%
Health Care	20.5%
Utilities	14.9%
Tax Obligation/General	9.7%
Long-Term Care	9.6%
Transportation	6.7%
Tax Obligation/Limited	5.6%
Short-Term Investments	1.0%
Other	10.7%

1	As a percentage of total investments (excluding short-term investments, where applicable). Holdings are subject to change.

2	As a percentage of total investments. Holdings are subject to change.

20	Nuveen Investments

Nuveen Nebraska Municipal Bond Fund

Bond Credit Quality1

AAA/U.S. Guaranteed	13.1%
AA	39.8%
A	37.6%
BBB	3.3%
N/R	6.2%

Portfolio Composition2

Utilities	27.0%
Education and Civic Organizations	19.5%
Health Care	12.4%
Tax Obligation/General	12.3%
Tax Obligation/Limited	10.0%
Long-Term Care	9.4%
Short-Term Investments	2.0%
Other	7.4%

Nuveen Oregon Intermediate Municipal Bond Fund

Bond Credit Quality1

AAA/U.S. Guaranteed	14.2%
AA	40.7%
A	25.9%
BBB	15.8%
BB or Lower	0.8%
N/R	2.6%

Portfolio Composition2

Tax Obligation/General	28.5%
Health Care	17.2%
Tax Obligation/Limited	15.4%
Education and Civic Organizations	9.7%
U.S. Guaranteed	9.2%
Housing/Multifamily	5.8%
Water and Sewer	5.8%
Short-Term Investments	0.8%
Other	7.6%

1	As a percentage of total investments (excluding short-term investments, where applicable). Holdings are subject to change.

2	As a percentage of total investments. Holdings are subject to change.

Nuveen Investments	21

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Minnesota Intermediate Municipal Bond Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	C1 Shares	I Shares	A Shares	C Shares	C1 Shares	I Shares
Beginning Account Value (6/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$984.70	$981.70	$981.50	$985.50	$1,020.91	$1,018.15	$1,018.65	$1,021.91
Expenses Incurred During Period	$4.13	$6.86	$6.36	$3.14	$4.20	$6.98	$6.48	$3.19

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .83%, 1.38%, 1.28% and .63% for Classes A, C, C1 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Minnesota Municipal Bond Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	C1 Shares	I Shares	A Shares	C Shares	C1 Shares	I Shares
Beginning Account Value (6/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$952.10	$950.00	$951.20	$954.50	$1,020.76	$1,018.00	$1,018.50	$1,021.76
Expenses Incurred During Period	$4.21	$6.89	$6.41	$3.23	$4.36	$7.13	$6.63	$3.35

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .86%, 1.41%, 1.31% and .66% for Classes A, C, C1 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

22	Nuveen Investments

Nuveen Nebraska Municipal Bond Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	C1 Shares	I Shares	A Shares	C Shares	C1 Shares	I Shares
Beginning Account Value (6/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$950.50	$946.80	$948.50	$950.50	$1,020.66	$1,017.90	$1,018.40	$1,021.66
Expenses Incurred During Period	$4.30	$6.98	$6.50	$3.32	$4.46	$7.23	$6.73	$3.45

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .88%, 1.43%, 1.33% and .68% for Classes A, C, C1 and I, respectively, multiplied by the average account value over the period, mulitplied by 183/365 (to reflect the one-half year period).

Nuveen Oregon Intermediate Municipal Bond Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (6/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/13)	$980.40	$977.40	$981.30	$1,020.86	$1,018.10	$1,021.86
Expenses Incurred During Period	$4.17	$6.89	$3.18	$4.26	$7.03	$3.24

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .84%, 1.39% and .64% for Classes A, C and I, respectively, multiplied by the average account value over the period, mulitplied by 183/365 (to reflect the one-half year period).

Nuveen Investments	23

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen Minnesota Intermediate Municipal Bond Fund

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 98.2%

	MUNICIPAL BONDS – 98.2%

	Education and Civic Organizations – 26.7%

$330	Anoka County, Minnesota, Charter School Lease Revenue Bonds, Spectrum Building Company, Series 2012A, 5.000%, 6/01/32	No Opt. Call	BBB–	$303,089

210	City of Woodbury, Minnesota, Charter School Lease Revenue Bonds, Math and Science Academy Building Company, Series 2012A, 5.000%, 12/01/27	No Opt. Call	BBB–	203,221

	Itasca County, Minnesota, Revenue Bonds, Charles K. Blandin Foundation, Series 2010:
635	4.000%, 5/01/18	No Opt. Call	A2	675,481
255	4.000%, 5/01/19	No Opt. Call	A2	270,565

1,300	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Yinghua Academy Charter School, Series 2013A, 6.000%, 7/01/33	7/23 at 100.00	BB	1,257,789

	Minneapolis, Minnesota, Revenue Bonds, Blake School Project, Refunding Series 2010:
550	4.000%, 9/01/19	No Opt. Call	A2	606,980
315	4.000%, 9/01/21	9/20 at 100.00	A2	339,513

3,495	Minneapolis, Minnesota, Revenue Bonds, National Marrow Donor Program Project, Series 2010, 4.250%, 8/01/20	8/18 at 100.00	BBB	3,570,099

815	Minnesota Higher Education Facilities Authority, Revenue Bonds, Augsburg College, Refunding Series 2010-7-G, 4.000%, 10/01/21	10/18 at 100.00	Baa3	829,148

1,075	Minnesota Higher Education Facilities Authority, Revenue Bonds, Augsburg College, Series 2005-6-C, 4.750%, 5/01/18	5/14 at 100.00	Baa3	1,085,514

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Augsburg College, Series 2006-J-1:
375	5.000%, 5/01/16	5/15 at 100.00	Baa3	391,691
1,295	5.000%, 5/01/20	5/15 at 100.00	Baa3	1,326,015

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Bethel University, Refunding Series 2007-6-R:
1,125	5.500%, 5/01/18	5/17 at 100.00	N/R	1,184,771
1,185	5.500%, 5/01/19	5/17 at 100.00	N/R	1,239,451
1,050	5.500%, 5/01/24	5/17 at 100.00	N/R	1,069,331

1,585	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Benedict, Series 2008-V, 4.500%, 3/01/17	No Opt. Call	Baa1	1,732,389

300	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Benedict, Series 2011-7M, 5.000%, 3/01/31	3/20 at 100.00	Baa1	300,615

150	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Scholastica, Inc., Series 2011-7J , 6.000%, 12/01/28	12/19 at 100.00	Baa2	159,939

	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Scholastica, Inc., Series 2012-7R:
200	4.000%, 12/01/20	No Opt. Call	Baa2	208,806
310	3.375%, 12/01/22	No Opt. Call	Baa2	299,798

	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Scholastica, Series 2007-6S:
360	4.375%, 12/01/16	No Opt. Call	Baa2	390,985
380	4.500%, 12/01/17	No Opt. Call	Baa2	419,634

750	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Scholastica, Series 20107H, 5.125%, 12/01/30	12/19 at 100.00	Baa2	769,268

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Gustavus Adolfus College, Series 2010-7B:
1,530	5.000%, 10/01/18	No Opt. Call	A3	1,768,757
1,040	5.000%, 10/01/23	10/19 at 100.00	A3	1,152,954
175	4.250%, 10/01/24	10/19 at 100.00	A3	181,846

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Gustavus Adolfus College, Series 2013-7W:
350	4.000%, 10/01/21	No Opt. Call	A3	374,087
250	5.000%, 10/01/22	No Opt. Call	A3	282,753
500	5.000%, 10/01/23	No Opt. Call	A3	563,280
990	4.250%, 10/01/28	10/23 at 100.00	A3	1,000,276

24	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Hamline University of Minnesota, Refunding Series 2010E:
$1,000	4.125%, 10/01/18	No Opt. Call	Baa2	$1,069,710
1,370	4.375%, 10/01/20	No Opt. Call	Baa2	1,459,447
500	4.500%, 10/01/21	10/20 at 100.00	Baa2	526,890
250	5.000%, 10/01/29	10/20 at 100.00	Baa2	256,385

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Hamline University, Series 2011-7K1:
1,000	4.250%, 10/01/18	No Opt. Call	Baa2	1,078,440
625	6.000%, 10/01/32	10/21 at 100.00	Baa2	658,450

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Minneapolis College of Art and Design, Refunding Series 2006-6-K:
320	5.000%, 5/01/14	No Opt. Call	Baa2	324,912
340	5.000%, 5/01/15	No Opt. Call	Baa2	356,215
355	5.000%, 5/01/16	5/15 at 100.00	Baa2	371,312
370	5.000%, 5/01/17	5/15 at 100.00	Baa2	385,407

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint Catherine University, Series 2012-7Q:
740	5.000%, 10/01/23	10/22 at 100.00	Baa1	812,661
490	5.000%, 10/01/24	10/22 at 100.00	Baa1	528,994

500	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint Olaf College, Refunding Series 2007-6O, 5.000%, 10/01/16	No Opt. Call	A1	558,445

	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2009-6X:
500	4.500%, 4/01/21	4/17 at 100.00	A2	543,480
1,250	5.000%, 4/01/24	4/17 at 100.00	A2	1,397,400

	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2009-7A:
1,015	4.000%, 10/01/17	No Opt. Call	A2	1,126,447
1,075	4.500%, 10/01/18	No Opt. Call	A2	1,226,446
1,975	4.500%, 10/01/19	No Opt. Call	A2	2,257,188

	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2013-7U:
2,000	4.000%, 4/01/25	4/23 at 100.00	A2	2,078,240
775	4.000%, 4/01/26	4/23 at 100.00	A2	797,839
300	4.000%, 4/01/27	4/23 at 100.00	A2	304,080

	Minnesota Higher Education Facilities Authority, Saint John’s University Revenue Bonds, Series 2008-6U:
290	4.200%, 10/01/19	10/18 at 100.00	A2	321,079
385	4.300%, 10/01/20	10/18 at 100.00	A2	420,012
145	4.500%, 10/01/22	10/18 at 100.00	A2	155,942

	Minnesota State Colleges and University, General Fund Revenue Bonds, Series 2009A:
985	4.000%, 10/01/22	10/19 at 100.00	Aa2	1,054,679
1,755	4.000%, 10/01/23	10/19 at 100.00	Aa2	1,858,440

	Minnesota State Colleges and University, General Fund Revenue Bonds, Series 2011A:
1,515	4.250%, 10/01/24	10/21 at 100.00	Aa2	1,634,821
855	4.375%, 10/01/25	10/21 at 100.00	Aa2	918,911
905	4.500%, 10/01/26	10/21 at 100.00	Aa2	967,979

	Moorhead, Minnesota, Educational Facilities Revenue Bonds, The Concordia College Corporation Project, Series 2005A:
500	4.100%, 12/15/14	No Opt. Call	A3	516,675
880	4.200%, 12/15/15	No Opt. Call	A3	935,405
925	4.300%, 12/15/16	12/15 at 100.00	A3	980,852
1,005	5.000%, 12/15/18	12/15 at 100.00	A3	1,062,144
1,060	5.000%, 12/15/19	12/15 at 100.00	A3	1,112,809

400	Ramsey, Anoka County, Minnesota, Lease Revenue Bonds, PACT Charter School Project, Refunding Series 2013A, 5.000%, 12/01/26	12/21 at 100.00	BBB–	400,000

1,000	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Nova Classical Academy, Series 2011A, 5.700%, 9/01/21	No Opt. Call	BBB–	1,043,810

	Saint Paul Housing and Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Twin Cities German Immersion School, Series 2013A:
250	4.000%, 7/01/23	No Opt. Call	BB+	230,590
700	5.000%, 7/01/33	7/23 at 100.00	BB+	624,379

Nuveen Investments	25

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen Minnesota Intermediate Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$200	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Saint Paul Conservatory for Performing Artists Charter School Project, Series 2013A, 4.000%, 3/01/28	3/23 at 100.00	BBB–	$170,254

2,395	Saint Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Minnesota Public Radio Project, Refunding Series 2010, 5.000%, 12/01/25	12/20 at 100.00	A2	2,559,153

1,020	University of Minnesota, General Revenue Bonds, Series 2009C, 5.000%, 12/01/19	6/19 at 100.00	Aa1	1,206,283

	University of Minnesota, General Revenue Bonds, Series 2013A:
800	4.000%, 2/01/25	2/23 at 100.00	Aa1	857,168
2,000	4.000%, 2/01/27	2/23 at 100.00	Aa1	2,080,440

1,895	University of Minnesota, Special Purpose Revenue Bonds, State Supported Biomedical Science Research Facilities Funding Program, Series 2011B, 5.000%, 8/01/23	8/21 at 100.00	AA	2,169,946
61,495	Total Education and Civic Organizations			65,358,204

	Health Care – 20.4%

735	Aitkin, Minnesota Health Care Revenue Bonds, Riverwood Healthcare Center, Series 2006, 5.250%, 2/01/15	No Opt. Call	N/R	749,399

1,340	Cuyuna Range Hospital District, Minnesota, Health Care Facilities Gross Revenue Bonds, Refunding Series 2007, 5.000%, 6/01/17	No Opt. Call	N/R	1,376,582

400	Fergus Falls, Minnesota, Health Care Facilities Revenue Bonds, Lake Region Healthcare Corporation Project, Series 2010, 4.750%, 8/01/25	8/17 at 100.00	BBB	404,316

	Glencoe, Minnesota, Health Care Facilities Revenue Bonds, Glencoe Regional Health Services Project, Series 2013:
660	4.000%, 4/01/25	4/22 at 100.00	BBB	646,411
400	4.000%, 4/01/26	4/22 at 100.00	BBB	385,152

	Maple Grove, Minnesota, Health Care Facilities Revenue Bonds, Maple Grove Hospital Corporation, Series 2007:
1,000	5.000%, 5/01/17	No Opt. Call	Baa1	1,098,580
585	4.500%, 5/01/23	5/17 at 100.00	Baa1	590,247

1,730	Maple Grove, Minnesota, Health Care Facility Revenue Bonds, North Memorial Health Care, Series 2005, 4.500%, 9/01/17	9/15 at 100.00	Baa1	1,807,400

1,000	Meeker County, Minnesota, Gross Revenue Hospital Facilities Bonds, Meeker County Memorial Hospital Project, Series 2007, 5.625%, 11/01/22	11/17 at 100.00	N/R	1,036,180

4,550	Minneapolis Health Care System, Minnesota, Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A, 6.375%, 11/15/23	11/18 at 100.00	A	5,325,775

680	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2008B, 6.500%, 11/15/38 – AGC Insured	11/18 at 100.00	AA–	777,356

1,000	Minneapolis-Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Children’s Health Care, Series 2010A, 5.250%, 8/15/25	8/20 at 100.00	A+	1,091,470

1,035	Minnesota Agricultural and Economic Development Board, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Series 2008C-1, 5.500%, 2/15/25 – AGC Insured	2/20 at 100.00	AA–	1,145,424

	Minnesota Agricultural and Economic Development Board, Healthcare System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 1997A:
250	5.500%, 11/15/17 – NPFG Insured	2/14 at 100.00	A	250,948
10	5.750%, 11/15/26 – NPFG Insured	2/14 at 100.00	A	10,011

1,780	Monticello-Big Lake Community Hospital District, Minnesota, Gross Revenue Health Care Facilities Bonds, Series 2003C, 5.750%, 12/01/15	2/14 at 100.00	N/R	1,782,261

	Northern Itasca Hospital District, Minnesota, Health Facilities Gross Revenue Bonds, Refunding Series 2013A:
275	4.000%, 12/01/25	12/20 at 100.00	N/R	260,799
250	4.050%, 12/01/26	12/20 at 100.00	N/R	235,133
250	4.150%, 12/01/27	12/20 at 100.00	N/R	234,600

500	Northern Itasca Hospital District, Minnesota, Health Facilities Gross Revenue Bonds, Series 2013C, 5.400%, 12/01/33	12/20 at 100.00	N/R	498,785

	Northfield, Minnesota, Hospital Revenue Bonds, Refunding Series 2006:
920	5.000%, 11/01/14	No Opt. Call	BBB–	945,401
1,080	5.500%, 11/01/17	11/16 at 100.00	BBB–	1,168,981

1,015	Redwood Falls, Minnesota, Gross Revenue Hospital Facilities Bonds, Redwood Area Hospital Project, Series 2006, 5.000%, 12/01/21	12/16 at 100.00	N/R	1,032,397

1,470	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Series 2011C, 4.500%, 11/15/38 (Mandatory put 11/15/21)	No Opt. Call	AA	1,643,328

26	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$1,000	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Olmsted Medical Center Project, Series 2010, 5.125%, 7/01/20	No Opt. Call	A–	$1,098,570

500	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Olmsted Medical Center Project, Series 2013, 3.000%, 7/01/25	7/23 at 100.00	A–	456,380

1,000	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System Project, Series 2008D, 5.375%, 5/01/31 – AGC Insured	5/19 at 100.00	A1	1,058,400

1,020	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System Project, Series 2010A, 4.250%, 5/01/21	5/20 at 100.00	A1	1,107,536

2,500	Saint Louis Park, Minnesota, Health Care Facilities Revenue Refunding Bonds, Park Nicollet Health Services, Series 2008C, 5.625%, 7/01/26	7/18 at 100.00	A	2,669,775

1,455	Saint Louis Park, Minnesota, Health Care Facilities Revenue Refunding Bonds, Park Nicollet Health Services, Series 2009, 5.500%, 7/01/29	7/19 at 100.00	A	1,517,012

1,350	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue Bonds, HealthPartners Obligated Group, Series 2006, 5.250%, 5/15/19	11/16 at 100.00	A	1,453,640

1,200	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2007A, 5.000%, 11/15/19 – NPFG Insured	11/17 at 100.00	AA–	1,361,520

3,075	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2009A-1, 5.000%, 11/15/24	11/19 at 100.00	AA–	3,341,695

1,025	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Gillette Children’s Specialty Healthcare Project, Series 2009, 5.000%, 2/01/19	No Opt. Call	A–	1,138,396

	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Gillette Children’s Specialty Healthcare Project, Series 2010:
1,560	5.000%, 2/01/19	2/14 at 100.00	A–	1,568,939
500	5.000%, 2/01/20	2/14 at 100.00	A–	502,560

	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, HealthEast Midway Campus, Series 2005A:
485	5.250%, 5/01/15	No Opt. Call	BB+	515,230
2,000	5.750%, 5/01/25	5/15 at 100.00	BB+	2,049,200

1,785	Shakopee, Minnesota, Health Care Facilities Revenue Bonds, Saint Francis Regional Medical Center, Series 2004, 5.000%, 9/01/17	9/14 at 100.00	A–	1,827,554

1,840	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005, 5.150%, 11/15/20	11/15 at 100.00	BBB–	1,913,269

1,000	Winona Health Care Facilities Revenue Refunding Bonds, Minnesota, Winona Health Obligated Group, Series 2007, 5.000%, 7/01/20	7/17 at 100.00	BBB–	1,076,200

	Winona, Minnesota, Health Care Facilities Revenue Bonds, Winona Health Obligated Group, Refunding Series 2012:
485	4.500%, 7/01/24	7/21 at 100.00	BBB–	491,678
250	5.000%, 7/01/34	7/21 at 100.00	BBB–	238,398
46,945	Total Health Care			49,882,888

	Housing/Multifamily – 0.2%

500	Anoka Housing and Redevelopment Authority, Minnesota, Multifamily Housing Revenue Bonds, Woodland Park Apartments Project, Series 2011A, 5.000%, 4/01/27	4/19 at 100.00	Aaa	518,200

	Housing/Single Family – 1.1%

925	Dakota County Community Development Agency, Minnesota, Single Family Mortgage Revenue Bonds, Mortgage Backed Securities Program, Series 2011A, 4.400%, 12/01/26	12/20 at 100.00	AA+	949,994

885	Minnesota Housing Finance Agency, Homeownership Finance Bonds, Mortgage-Backed Securities Program, Series 2011D, 4.375%, 7/01/26	7/21 at 100.00	Aaa	923,294

560	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2012A, 3.750%, 7/01/22 (Alternative Minimum Tax)	1/22 at 100.00	AA+	567,028

190	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2012C, 3.750%, 1/01/22 (Alternative Minimum Tax)	No Opt. Call	AA+	195,615
2,560	Total Housing/Single Family			2,635,931

Nuveen Investments	27

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen Minnesota Intermediate Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care – 6.6%

$565	Center City, Minnesota, Health Care Facilities Revenue Bonds, Hazelden Foundation Project, Series 2011, 4.550%, 11/01/26	11/19 at 100.00	A3	$578,278

800	Chisago City, Minnesota, Housing and Health Care Revenue Bonds, CDL Homes, LLC Project, Series 2013B, 6.000%, 8/01/33	8/23 at 100.00	N/R	800,504

	Minneapolis, Minnesota, Revenue Bonds, Walker Minneapolis Campus Project, Refunding Series 2012:
1,400	5.000%, 11/15/24	11/22 at 100.00	N/R	1,379,098
1,650	4.750%, 11/15/28	11/22 at 100.00	N/R	1,510,691

2,000	Moorhead, Minnesota, Senior Housing Facility Revenue Bonds, Sheyenne Crossings Project, Series 2006, 5.600%, 4/01/25	4/14 at 101.00	N/R	2,010,820

1,500	Saint Paul Housing and Redevelopment Authority Minnesota, Senior Housing and Health Care Revenue Bonds, Episcopal Homes Project, Series 2013, 5.000%, 5/01/33	5/23 at 100.00	N/R	1,315,185

1,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Senior Housing and Health Care Revenue Bonds, Episcopal Homes Project, Refunding Series 2012A, 4.000%, 11/01/22	No Opt. Call	N/R	909,150

2,000	Saint Paul Port Authority, Minnesota, Revenue Bonds, Amherst H. Wilder Foundation Project, Series 2010-3, 5.000%, 12/01/24	12/20 at 100.00	A1	2,150,100

1,000	Sartell, Minnesota, Health Care and Housing Facilities Revenue Bonds, Country Manor Campus LLC Project, Series 2012A, 5.250%, 9/01/27	9/22 at 100.00	N/R	939,250

2,270	Sauk Rapids, Minnesota, Health Care and Housing Facilities Revenue Bonds, Good Shepherd Lutheran Home, Refunding Series 2013, 5.125%, 1/01/39	1/23 at 100.00	N/R	1,966,524

	Wayzata, Minnesota, Senior Housing Revenue Bonds, Folkestone Senior Living Community, Series 2012A:
625	5.100%, 5/01/24 – AGM Insured	5/19 at 102.00	N/R	624,075
310	5.300%, 5/01/27	5/19 at 102.00	N/R	307,520
500	5.300%, 11/01/27	5/19 at 102.00	N/R	495,900
515	5.500%, 11/01/32	5/19 at 102.00	N/R	501,399

575	Worthington, Minnesota, Housing Revenue Refunding Bonds, Meadows of Worthington Project, Series 2007A, 5.000%, 11/01/17	11/14 at 101.00	N/R	573,258
16,710	Total Long-Term Care			16,061,752

	Tax Obligation/General – 15.3%

500	Anoka County, Minnesota, General Obligation Bonds, Capital Improvement, Series 2007D, 5.000%, 2/01/24	2/17 at 100.00	Aa1	558,815

1,000	Anoka County, Minnesota, General Obligation Bonds, Capital Improvement, Series 2008A, 5.000%, 2/01/20	2/18 at 100.00	Aa1	1,137,680

	Anoka County, Minnesota, General Obligation Bonds, Capital Improvement, Series 2008C:
285	4.100%, 2/01/18	No Opt. Call	Aa1	321,577
595	4.200%, 2/01/19	2/18 at 100.00	Aa1	661,711

	Bemidji, Minnesota, General Obligation Bonds, Refunding Sales Tax Series 2011:
635	5.500%, 2/01/23	2/21 at 100.00	Aa3	742,601
750	5.500%, 2/01/24	2/21 at 100.00	Aa3	869,183
875	5.500%, 2/01/25	2/21 at 100.00	Aa3	1,004,929
1,010	5.500%, 2/01/26	2/21 at 100.00	Aa3	1,151,683
1,150	5.500%, 2/01/27	2/21 at 100.00	Aa3	1,300,673

2,835	Buffalo-Hanover-Montrose Independent School District 877, Minnesota, General Obligation Bonds, Refunding Series 2012A, 4.000%, 2/01/23	2/22 at 100.00	Aa2	3,095,196

350	Burnsville Independent School District 191, Dakota and Scott Counties, Minnesota, General Obligation Bonds, Series 2007A, 4.200%, 2/01/25 – AGM Insured	2/17 at 100.00	Aa2	360,182

1,200	Burnsville Independent School District 191, Dakota and Scott Counties, Minnesota, General Obligation Bonds, Series 2008A, 4.250%, 2/01/20	2/18 at 100.00	Aa2	1,310,664

1,000	Chaska Independent School District 112, Carver County, Minnesota, General Obligation Bonds, Series 2007A, 4.250%, 2/01/19 – NPFG Insured	2/17 at 100.00	Aa2	1,084,470

450	Chatfield Independent School District 227, Olmstead County, Minnesota, General Obligation Bonds, Series 2007A, 4.000%, 2/01/18 – AGM Insured	No Opt. Call	AA+	504,540

	Dakota County Community Agency, Minnesota, Governmental Housing Development General Obligation Bonds, Senior Housing Facilities, Series 2007A:
510	4.375%, 1/01/19	7/17 at 100.00	AAA	554,951
215	4.500%, 1/01/20	7/17 at 100.00	AAA	235,814

28	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$1,185	Duluth Independent School District 709, Saint Louis County, Minnesota, General Obligation Bonds, Series 2008A, 4.250%, 2/01/22 – AGM Insured	2/18 at 100.00	Aa2	$1,262,629

	Duluth, Minnesota, General Obligation Bonds, DECC Improvement Series 2008A:
1,160	4.500%, 2/01/21	2/18 at 100.00	Aa2	1,276,673
465	4.500%, 2/01/22	2/18 at 100.00	Aa2	506,952
1,100	4.625%, 2/01/24	2/18 at 100.00	Aa2	1,174,866

455	Greenway Independent School District 316, Itasca County, Minnesota, General Obligation Bonds, Alternate Facilities, Series 2011C, 4.250%, 2/01/25	2/19 at 100.00	AA+	476,294

2,025	Independent School District 833, South Washington County, Minnesota, General Obligation Bonds, Crossover Refunding School Building Series 2010A, 4.000%, 2/01/22	2/19 at 100.00	AA+	2,179,325

1,135	Minneapolis Special School District 1, Hennepin County, Minnesota, General Obligation Bonds, Series 2007, 4.000%, 2/01/18	2/15 at 100.00	AA+	1,174,702

1,000	Minneapolis, Minnesota, Limited Tax Supported Development Revenue Bonds, Common Bond Fund Series 2007-2A, 5.125%, 6/01/22 (Alternative Minimum Tax)	6/17 at 100.00	A+	1,039,440

1,665	Minnesota State, General Obligation Bonds, Various Purpose Series 2013A, 5.000%, 8/01/25	8/23 at 100.00	AA+	1,950,597

2,000	Minnesota State, General Obligation Bonds, Various Purpose Series 2013D, 3.500%, 10/01/28	10/23 at 100.00	AA+	1,957,360

	Minnetonka Independent School District 276, Hennepin County, Minnesota, General Obligation Bonds, Refunding Series 2013H:
525	4.000%, 2/01/25	2/23 at 100.00	Aaa	560,789
600	4.000%, 2/01/26	2/23 at 100.00	Aaa	633,096

1,180	Osseo Independent School District 279 Hennepin County, Minnesota, General Obligation Bonds, Series 2010A, 4.000%, 2/01/21	8/18 at 100.00	AA+	1,272,323

620	OtterTail County, Minnesota, General Obligation Bonds, Disposal System – Prairie Lakes Municipal Authority, Series 2011, 4.750%, 5/01/27 (Alternative Minimum Tax)	5/21 at 100.00	AA+	655,991

1,605	Puerto Rico, General Obligation and Public Improvement Bonds, Series 1998, 6.000%, 7/01/14 – NPFG Insured	No Opt. Call	A	1,607,520

500	Robbinsdale Independent School District 281, Hennepin County, Minnesota, General Obligation Bonds, Series 2008B, 4.500%, 2/01/21	2/18 at 100.00	Aa2	543,780

1,140	Rochester, Minnesota, General Obligation Waste Water Bonds, Series 2007A, 4.000%, 12/01/18	6/17 at 100.00	AAA	1,250,272

1,000	Saint Cloud, Minnesota, General Obligation Bonds, Library Sales Tax Series 2006B, 4.000%, 2/01/18 – AGM Insured	2/16 at 100.00	AA+	1,064,640

1,000	Shakopee Independent School District 720, Scott County, Minnesota, General Obligation Bonds, Series 2013A, 5.000%, 2/01/23	No Opt. Call	Aa2	1,182,290

640	Wright County, Minnesota, General Obligation Bonds, Jail Series 2007A, 4.500%, 12/01/20	12/17 at 100.00	AA+	700,966
34,360	Total Tax Obligation/General			37,365,174

	Tax Obligation/Limited – 6.1%

1,910	Duluth Independent School District 709, Minnesota, Certificates of Participation, Series 2008B, 4.000%, 2/01/19	No Opt. Call	AA+	2,140,461

780	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.000%, 1/01/31	1/22 at 100.00	A	799,781

	Hennepin County, Minnesota, Sales Tax Revenue Bonds, Ballpark Project, Second Lien Series 2008B:
690	4.375%, 12/15/22	12/17 at 100.00	AA+	748,181
1,000	5.000%, 12/15/29	12/17 at 100.00	AA+	1,075,670

505	Minneapolis, Minnesota, Limited Tax Supported Development Revenue Bonds, Common Bond Fund Series 2006-1A, 4.625%, 12/01/14 (Alternative Minimum Tax)	No Opt. Call	A+	521,615

2,020	Minneapolis, Minnesota, Limited Tax Supported Development Revenue Bonds, Common Bond Fund Series 2010-2A, 4.625%, 12/01/20	No Opt. Call	A+	2,262,420

1,000	Minneapolis, Minnesota, Limited Tax Supported Development Revenue Bonds, Common Bond Fund Series 2013-1, 4.000%, 6/01/28	6/21 at 100.00	A+	988,070

	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Grant Park Project, Series 2006:
1,000	5.200%, 2/01/22	2/14 at 100.00	N/R	999,870
400	5.350%, 2/01/30	2/14 at 100.00	N/R	361,388

1,040	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Village at St. Anthony Falls Project, Refunding Series 2004, 5.000%, 2/01/17	2/14 at 100.00	N/R	1,041,862

570	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Village at St. Anthony Falls Project, Refunding Series 2005, 5.300%, 2/01/21	2/14 at 100.00	N/R	569,618

Nuveen Investments	29

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen Minnesota Intermediate Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$1,185	Minnesota Housing Finance Agency, Nonprofit Housing Bonds, State Appropriation Series 2011, 5.250%, 8/01/27	8/21 at 100.00	AA	$1,280,203

	Saint Paul Housing and Redevelopment Authority, Minnesota, Recreational Facility Lease Revenue Bonds, Jimmy Lee Recreational Center, Series 2008:
180	4.500%, 12/01/19	12/17 at 100.00	AA+	197,651
290	4.500%, 12/01/20	12/17 at 100.00	AA+	314,085

	Stevens County Housing and Redevelopment Authority, Minnesota, Public Project Revenue Bonds, Series 2009A:
315	4.000%, 2/01/18	No Opt. Call	A+	341,762
325	4.000%, 2/01/19	No Opt. Call	A+	352,277
340	4.100%, 2/01/20	No Opt. Call	A+	368,356

640	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/20	No Opt. Call	BBB	713,971
14,190	Total Tax Obligation/Limited			15,077,241

	Transportation – 7.4%

	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Senior Lien Series 2009A:
1,000	4.000%, 1/01/19	No Opt. Call	AA–	1,114,760
1,000	5.000%, 1/01/20	1/19 at 100.00	AA–	1,125,870
500	5.000%, 1/01/21	1/19 at 100.00	AA–	559,880

2,145	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien Series 2005B, 5.000%, 1/01/20 – AMBAC Insured (Alternative Minimum Tax)	1/15 at 100.00	A	2,238,265

1,510	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien Series 2010D, 4.000%, 1/01/23 (Alternative Minimum Tax)	1/20 at 100.00	A	1,519,694

2,330	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien, Refunding Series 2011A, 5.000%, 1/01/25	1/21 at 100.00	A	2,561,486

	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien, Refunding Series 2012B:
2,550	5.000%, 1/01/29	1/22 at 100.00	A	2,724,650
2,750	5.000%, 1/01/30	1/22 at 100.00	A	2,920,775

	St Paul Housing and Redevelopment Authority, Minnesota, Parking Revenue Bonds, Parking Facilities Project, Refunding Series 2010A:
805	4.000%, 8/01/21	8/18 at 102.00	A+	863,234
895	4.125%, 8/01/23	8/18 at 102.00	A+	942,113
935	4.250%, 8/01/24	8/18 at 102.00	A+	981,759
575	4.250%, 8/01/25	8/18 at 102.00	A+	592,664
16,995	Total Transportation			18,145,150

	U.S. Guaranteed – 2.9% (4)

610	Anoka County, Minnesota, General Obligation Bonds, Capital Improvement, Series 2007A, 4.100%, 2/01/18 (Pre-refunded 2/01/15)	2/15 at 100.00	Aa1 (4)	637,273

	Bemidji, Minnesota, Health Care Facilities First Mortgage Revenue Bonds, North Country Health Services, Refunding Series 2006:
500	5.000%, 9/01/17 (Pre-refunded 9/01/16)	9/16 at 100.00	N/R (4)	559,025
1,050	5.000%, 9/01/18 (Pre-refunded 9/01/16)	9/16 at 100.00	N/R (4)	1,173,953
1,110	5.000%, 9/01/19 (Pre-refunded 9/01/16)	9/16 at 100.00	N/R (4)	1,241,036

1,000	Duluth Economic Development Authority, Minnesota, Healthcare Facilities Revenue Bonds, Benedictine Health System – St. Mary’s Duluth Clinic, Series 2004, 5.375%, 2/15/22 (Pre-refunded 2/15/14)	2/14 at 100.00	N/R (4)	1,011,070

1,155	Marshall, Minnesota, Revenue Bonds, Avera Marshall Regional Medical Center, Series 2006, 4.750%, 11/01/20 (Pre-refunded 11/01/15)	11/15 at 100.00	BBB+ (4)	1,240,493

465	Pine County Housing and Redevelopment Authority, Minnesota, Public Project Revenue Bonds, Series 2005A, 4.500%, 2/01/16 (ETM)	No Opt. Call	AA– (4)	504,093

385	Pine County Housing and Redevelopment Authority, Minnesota, Public Project Revenue Bonds, Series 2005A, 4.500%, 2/01/17 (Pre-refunded 2/01/16)	2/16 at 100.00	AA– (4)	417,367

200	Zumbrota-Mazeppa Independent School District 2805, Wabasha County, Minnesota, General Obligation Bonds, Alternate Facilities Series 2008A, 4.000%, 2/01/19 (Pre-refunded 2/01/18)	2/18 at 100.00	AA+ (4)	220,832
6,475	Total U.S. Guaranteed			7,005,142

30	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities – 11.3%

$1,010	Chaska, Minnesota, Electric Revenue Bonds, Generating Facility Project, Refunding Series 2005A, 4.200%, 10/01/15	No Opt. Call	A3	$1,074,802

2,230	Cohasset, Minnesota, Pollution Control Revenue Bonds, Allete Inc., Series 2004, 4.950%, 7/01/22 – RAAI Insured	7/14 at 100.00	A	2,250,070

1,140	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/25 – AGM Insured	10/22 at 100.00	AA–	1,208,856

	Hutchinson, Minnesota, Public Utility Revenue Bonds, Refunding Series 2012A:
500	5.000%, 12/01/25	12/22 at 100.00	A1	554,985
670	5.000%, 12/01/26	12/22 at 100.00	A1	736,638

500	Litchfield, Minnesota, Electric Utility Revenue Bonds, Series 2009C, 5.000%, 2/01/29 – AGC Insured	2/18 at 100.00	AA–	536,690

340	Marshall, Minnesota, Public Utility Revenue Bonds, Series 2009A, 3.750%, 7/01/18 – AGC Insured	No Opt. Call	AA–	371,358

	Minnesota Municipal Power Agency, Electric Revenue Bonds, Refunding Series 2007:
420	4.125%, 10/01/17	No Opt. Call	A3	467,918
1,000	5.250%, 10/01/22	10/17 at 100.00	A3	1,139,630

	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2007A:
460	5.000%, 1/01/17 – AMBAC Insured	No Opt. Call	A–	516,723
1,050	5.000%, 1/01/19 – AGC Insured	1/18 at 100.00	AA–	1,188,075

2,155	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2008A, 5.000%, 1/01/21 – AGC Insured	1/18 at 100.00	AA–	2,418,384

2,940	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Series 2010A-1, 5.000%, 1/01/20	No Opt. Call	A–	3,393,965

1,430	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Series 2013A, 5.000%, 1/01/30	1/23 at 100.00	A–	1,513,426

	Rochester, Minnesota, Electric Utility Revenue Bonds, Refunding Series 2013B:
350	5.000%, 12/01/25	12/23 at 100.00	Aa3	403,519
570	5.000%, 12/01/33	12/23 at 100.00	Aa3	616,130
615	5.000%, 12/01/43	12/23 at 100.00	Aa3	650,221

295	Shakopee Public Utilities Commission, Minnesota, Public Utilities Crossover Refunding Revenue Bonds, Series 2006A, 4.250%, 2/01/18 – AGM Insured	2/15 at 100.00	A2	306,045

	Southern Minnesota Municipal Power Agency, Power Supply System Revenue Bonds, Series 1994A:
3,500	0.000%, 1/01/20 – NPFG Insured	No Opt. Call	A+	2,990,610
5,000	0.000%, 1/01/21 – NPFG Insured	No Opt. Call	A+	4,051,350

1,250	Western Minnesota Municipal Power Agency, Power Supply Revenue Bonds, Refunding Series 2012A, 5.000%, 1/01/29	1/23 at 100.00	Aa3	1,368,350
27,425	Total Utilities			27,757,745

	Water and Sewer – 0.2%

500	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 5.000%, 7/01/16 – AGC Insured	No Opt. Call	AA–	494,790
$228,155	Total Long-Term Investments (cost $230,192,345)			240,302,217

Shares	Description (1)			Value

	SHORT-TERM INVESTMENTS – 0.8%

	Money Market Funds – 0.8%

1,876,138	Federated Minnesota Municipal Cash Trust, 0.010% (5)			$1,876,138

	Total Short-Term Investments (cost $1,876,138)			1,876,138
	Total Investments (cost $232,068,483) – 99.0%			242,178,355
	Other Assets Less Liabilities – 1.0%			2,409,738
	Net Assets – 100%			$244,588,093

Nuveen Investments	31

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen Minnesota Intermediate Municipal Bond Fund (continued)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

32	Nuveen Investments

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen Minnesota Municipal Bond Fund

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 98.1%

	MUNICIPAL BONDS – 98.1%

	Consumer Staples – 0.9%

$1,800	Moorhead, Minnesota, Recovery Zone Facility Revenue Bonds, American Crystal Sugar Company Project, Series 2010, 5.650%, 6/01/27	7/20 at 100.00	BBB+	$1,880,028

	Education and Civic Organizations – 21.1%

660	Anoka County, Minnesota, Charter School Lease Revenue Bonds, Spectrum Building Company, Series 2012A, 5.000%, 6/01/43	No Opt. Call	BBB–	562,789

1,500	Baytown Township, Minnesota, Lease Revenue Bonds, Saint Croix Preparatory Academy Project, Series 2008A, 7.000%, 8/01/38	8/16 at 102.00	BB	1,542,960

2,000	Baytown Township, Minnesota, Lease Revenue Bonds, Saint Croix Preparatory Academy Project, Series 2008, 5.750%, 8/01/42	8/16 at 102.00	BB	1,805,900

800	Chaska, Minnesota, Lease Revenue Bonds, World Learner School Project, Series, 8.000%, 12/01/43	12/21 at 100.00	BB+	887,664

	City of Woodbury, Minnesota, Charter School Lease Revenue Bonds, Math and Science Academy Building Company, Series 2012A:
220	5.000%, 12/01/32	No Opt. Call	BBB–	202,266
785	5.000%, 12/01/43	No Opt. Call	BBB–	680,257

1,135	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	BBB–	1,047,980

	Duluth Housing & Redevelopment Authority, Minnesota, Lease Revenue Bonds, Duluth Public Schools Academy, Series 2010A:
1,750	5.600%, 11/01/30	11/18 at 102.00	BBB–	1,734,810
875	5.875%, 11/01/40	11/20 at 100.00	BBB–	855,864

	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Yinghua Academy Charter School, Series 2013A:
2,675	6.000%, 7/01/43	7/23 at 100.00	BB	2,547,135
1,260	6.125%, 7/01/48	7/23 at 100.00	BB	1,193,522

	Minneapolis, Minnesota, Revenue Bonds, National Marrow Donor Program Project, Series 2010:
150	4.250%, 8/01/20	8/18 at 100.00	BBB	153,224
4,100	4.875%, 8/01/25	8/18 at 100.00	BBB	4,109,627

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Bethel University, Refunding Series 2007-6-R:
1,725	5.500%, 5/01/26	5/17 at 100.00	N/R	1,752,410
820	5.500%, 5/01/27	5/17 at 100.00	N/R	831,234
1,500	5.500%, 5/01/37	5/17 at 100.00	N/R	1,502,355

275	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Benedict, Series 2011-7M, 5.125%, 3/01/36	3/20 at 100.00	Baa1	273,353

1,835	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Scholastica, Inc., Series 2011-7J, 6.300%, 12/01/40	12/19 at 100.00	Baa2	1,921,612

1,000	Minnesota Higher Education Facilities Authority, Revenue Bonds, Gustavus Adolfus College, Series 2010-7B, 5.000%, 10/01/31	10/19 at 100.00	A3	1,052,630

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Hamline University, Series 2011-7K1:
625	6.000%, 10/01/32	10/21 at 100.00	Baa2	658,450
2,000	6.000%, 10/01/40	10/21 at 100.00	Baa2	2,079,580

30	Minnesota Higher Education Facilities Authority, Revenue Bonds, Minneapolis College of Art and Design, Refunding Series 2006-6-K, 5.000%, 5/01/26	5/15 at 100.00	Baa2	30,233

325	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint Catherine University, Series 2012-7Q, 5.000%, 10/01/25	10/22 at 100.00	Baa1	346,860

1,625	Moorhead, Minnesota, Golf Course Revenue Refunding Bonds, Series 1998B, 5.875%, 12/01/21	2/14 at 100.00	N/R	1,625,358

550	Ramsey, Anoka County, Minnesota, Lease Revenue Bonds, PACT Charter School Project, Series 2004A, 5.500%, 12/01/33	12/21 at 100.00	BBB–	551,408

Nuveen Investments	33

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen Minnesota Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$1,695	Saint Paul Housing & Redevelopment Authority , Minnesota, Charter School Lease Revenue Bonds, Hmong Education Reform Company, Series 2012A, 5.500%, 9/01/43	9/20 at 101.00	BB+	$1,521,907

1,500	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Nova Classical Academy, Series 2011A, 6.625%, 9/01/42	9/21 at 100.00	BBB–	1,550,010

1,450	Saint Paul Housing and Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Twin Cities German Immersion School, Series 2013A, 5.000%, 7/01/44	No Opt. Call	BB+	1,202,355

2,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Educational Facility Revenue Refunding Bonds, Saint Paul Academy and Summit School Project, Series 2007, 5.000%, 10/01/24	10/17 at 100.00	A3	2,103,480

2,550	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Community of Peace Academy Project, Series 2006A, 5.000%, 12/01/36	12/15 at 100.00	BBB–	2,239,818

	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Saint Paul Conservatory for Performing Artists Charter School Project, Series 2013A:
185	2.400%, 3/01/17	No Opt. Call	BBB–	180,579
185	2.600%, 3/01/18	No Opt. Call	BBB–	178,562
640	4.625%, 3/01/43	3/23 at 100.00	BBB–	517,050

1,300	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Higher Ground Academy Charter School, Series 2013A, 5.000%, 12/01/33	12/22 at 100.00	BBB–	1,169,285

	St. Paul Housing and Redevelopment Authority, Minnesota, Performing Arts Facility Revenue Bonds, Ordway Center for the Performing Arts, Series 2012:
330	1.950%, 7/01/16	No Opt. Call	N/R	330,083
200	2.050%, 7/01/17	No Opt. Call	N/R	200,016
1,035	2.200%, 7/01/18	2/14 at 100.00	N/R	1,029,515

1,540	University of Minnesota, General Revenue Bonds, Series 2011A, 5.250%, 12/01/29	12/20 at 100.00	Aa1	1,751,427
44,830	Total Education and Civic Organizations			43,923,568

	Health Care – 20.3%

2,470	Chippewa County, Minnesota, Gross Revenue Hospital Bonds, Montevideo Hospital Project, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	N/R	2,450,561

	Glencoe, Minnesota, Health Care Facilities Revenue Bonds, Glencoe Regional Health Services Project, Series 2013:
375	4.000%, 4/01/22	No Opt. Call	BBB	381,851
500	4.000%, 4/01/27	4/22 at 100.00	BBB	472,225
760	4.000%, 4/01/31	4/22 at 100.00	BBB	681,902

2,500	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2010B, 5.750%, 7/01/40	7/20 at 100.00	A2	2,587,725

	Maple Grove, Minnesota, Health Care Facilities Revenue Bonds, Maple Grove Hospital Corporation, Series 2007:
25	5.000%, 5/01/20	5/17 at 100.00	Baa1	26,316
1,800	4.500%, 5/01/23	5/17 at 100.00	Baa1	1,816,146
1,000	5.250%, 5/01/25	5/17 at 100.00	Baa1	1,021,230
135	5.250%, 5/01/37	5/17 at 100.00	Baa1	133,826

	Minneapolis Health Care System, Minnesota, Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A:
70	6.000%, 11/15/18	No Opt. Call	A	78,023
3,215	6.625%, 11/15/28	11/18 at 100.00	A	3,739,624
245	6.750%, 11/15/32	11/18 at 100.00	A	281,890

685	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2008B, 6.500%, 11/15/38 – AGC Insured	11/18 at 100.00	AA–	783,071

130	Minneapolis-Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Children’s Health Care, Series 2004A-1 Remarketed, 4.625%, 8/15/29 – AGM Insured	8/20 at 100.00	AA–	133,923

2,435	Minneapolis-Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Children’s Health Care, Series 2010A, 5.250%, 8/15/35	8/20 at 100.00	A+	2,544,624

1,005	Minnesota Agricultural and Economic Development Board, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Series 2008C-1, 5.000%, 2/15/30 – AGC Insured	2/20 at 100.00	AA–	1,034,919

135	Minnesota Agricultural and Economic Development Board, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Series 2008E, 5.000%, 2/15/37 – AGC Insured	2/18 at 100.00	AA–	136,496

125	Minnesota Agricultural and Economic Development Board, Healthcare System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2000A, 6.375%, 11/15/29	2/14 at 100.00	A	125,460

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$1,000	Monticello-Big Lake Community Hospital District, Minnesota, Gross Revenue Health Care Facilities Bonds, Series 2003C, 6.200%, 12/01/22	2/14 at 100.00	N/R	$1,000,550

1,700	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Olmsted Medical Center Project, Series 2010, 5.875%, 7/01/30	7/20 at 100.00	A–	1,838,975

	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System Project, Series 2008D:
25	5.375%, 5/01/31 – AGC Insured	5/19 at 100.00	A1	26,460
60	5.500%, 5/01/39 – AGC Insured	5/19 at 100.00	A1	62,768

1,045	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System Project, Series 2010A, 5.125%, 5/01/30	5/20 at 100.00	A1	1,105,516

1,235	Saint Louis Park, Minnesota, Health Care Facilities Revenue Refunding Bonds, Park Nicollet Health Services, Series 2008C, 5.750%, 7/01/30	7/18 at 100.00	A	1,298,565

	Saint Louis Park, Minnesota, Health Care Facilities Revenue Refunding Bonds, Park Nicollet Health Services, Series 2009:
15	5.500%, 7/01/29	7/19 at 100.00	A	15,639
2,625	5.750%, 7/01/39	7/19 at 100.00	A	2,733,465

2,060	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue Bonds, HealthPartners Obligated Group, Series 2006, 5.250%, 5/15/36	11/16 at 100.00	A	2,083,278

3,060	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2009A-1, 5.250%, 11/15/29	11/19 at 100.00	AA–	3,217,131

300	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2009A-2, 5.500%, 11/15/24	No Opt. Call	AA–	340,359

2,060	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Gillette Children’s Specialty Healthcare Project, Series 2009, 5.000%, 2/01/29	2/19 at 100.00	A–	2,084,658

900	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, HealthEast Midway Campus, Series 2005A, 5.875%, 5/01/30	5/15 at 100.00	BB+	917,010

1,800	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, HealthEast Midway Campus, Series 2005B, 6.000%, 5/01/30	5/15 at 100.00	N/R	1,837,350

1,375	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/36	8/16 at 100.00	N/R	1,237,913

	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005:
170	6.000%, 11/15/25	11/15 at 100.00	BBB–	175,272
1,100	6.000%, 11/15/30	11/15 at 100.00	BBB–	1,120,790

	Winona, Minnesota, Health Care Facilities Revenue Bonds, Winona Health Obligated Group, Refunding Series 2012:
500	3.750%, 7/01/21	No Opt. Call	BBB–	507,600
350	4.000%, 7/01/22	7/21 at 100.00	BBB–	350,221
1,270	4.500%, 7/01/24	7/21 at 100.00	BBB–	1,287,488
500	5.000%, 7/01/34	7/21 at 100.00	BBB–	476,795
40,760	Total Health Care			42,147,615

	Housing/Multifamily – 4.0%

1,920	Dakota County Community Development Agency, Minnesota, GNMA Collateralized Mortgage Loan Multifamily Housing Revenue Bonds, Ebenezer Project, Series 2000, 5.900%, 4/20/42	1/14 at 100.00	Aa1	1,921,670

1,975	Maplewood, Minnesota, Mutifamily Housing Revenue Refunding Bonds, Carefree Cottages of Maplewood III Project, Series 2004, 4.800%, 4/15/34 (Mandatory put 4/15/19) (Alternative Minimum Tax)	4/14 at 100.00	Aaa	1,990,464

845	Minneapolis, Minnesota, GNMA Collateralized Multifamily Housing Revenue Bonds, Vantage Flats Project, Series 2007, 5.200%, 10/20/48 (Alternative Minimum Tax)	10/15 at 100.00	Aa1	848,507

1,250	Minneapolis, Minnesota, Multifamily Housing Revenue Bonds, Keeler Apartments, Series 2007A, 5.000%, 10/01/37	10/15 at 102.00	N/R	1,096,763

2,500	Rochester, Minnesota, Multifamily Housing Revenue Bonds, Essex Place Apartments Project, Series 2012A, 3.750%, 6/01/29	6/22 at 100.00	Aaa	2,411,475
8,490	Total Housing/Multifamily			8,268,879

	Housing/Single Family – 2.3%

110	Minneapolis-Saint Paul Housing Finance Board, Minnesota, Single Family Mortgage Revenue Bonds, City Living Home Program, Market Series 2011B, 4.100%, 12/01/29	6/21 at 100.00	AA+	110,991

Nuveen Investments	35

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen Minnesota Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Single Family (continued)

$139	Minneapolis-Saint Paul Housing Finance Board, Minnesota, Single Family Mortgage Revenue Bonds, City Living Series 2006A-4, 5.000%, 11/01/38 (Alternative Minimum Tax)	7/16 at 100.00	AA+	$144,007

635	Minneapolis-Saint Paul Housing Finance Board, Minnesota, Single Family Mortgage Revenue Bonds, City Living Series 2007A-2, 5.520%, 3/01/41 (Alternative Minimum Tax)	5/17 at 102.00	AA+	680,510

	Minnesota Housing Finance Agency, Homeownership Finance Bonds, Mortgage-Backed Securities Program, Series 2011B:
85	4.000%, 7/01/21	No Opt. Call	Aaa	90,317
5	5.000%, 1/01/31	7/21 at 100.00	Aaa	5,006

	Minnesota Housing Finance Agency, Homeownership Finance Bonds, Mortgage-Backed Securities Program, Series 2011D:
45	4.375%, 7/01/26	7/21 at 100.00	Aaa	46,947
665	4.700%, 1/01/31	7/21 at 100.00	Aaa	699,101

25	Minnesota Housing Finance Agency, Homeownership Finance Bonds, Mortgage-Backed Securities Program, Series 2011E, 4.000%, 7/01/26	7/21 at 100.00	Aaa	25,451

35	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2006Q, 5.250%, 7/01/33 (Alternative Minimum Tax)	7/17 at 100.00	AA+	35,466

2,845	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2007D, 4.700%, 7/01/27 (Alternative Minimum Tax)	7/16 at 100.00	AA+	2,860,050

65	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2007-I, 4.850%, 7/01/38 (Alternative Minimum Tax)	7/16 at 100.00	AA+	64,444

10	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2007L, 5.100%, 7/01/38 (Alternative Minimum Tax)	1/17 at 100.00	AA+	10,511

5	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2008B, 5.650%, 7/01/33 (Alternative Minimum Tax)	1/18 at 100.00	AA+	5,243
4,669	Total Housing/Single Family			4,778,044

	Industrials – 1.7%

4,500	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint Paul Steel Mill Project, Series 2012-7, 4.500%, 10/01/37 (Alternative Minimum Tax)	10/22 at 100.00	BBB–	3,553,605

	Long-Term Care – 9.5%

1,500	Anoka County Housing and Redevelopment Authority, Minnesota, Health Care Facility Care Center Project, Series 2010D, 6.750%, 11/01/36	11/15 at 102.00	N/R	1,514,760

1,600	Center City, Minnesota, Health Care Facilities Revenue Bonds, Hazelden Foundation Project, Series 2011, 5.000%, 11/01/41	11/19 at 100.00	A3	1,615,040

1,500	Chisago City, Minnesota, Housing and Health Care Revenue Bonds, CDL Homes, LLC Project, Series 2013B, 6.000%, 8/01/43	8/23 at 100.00	N/R	1,467,330

1,125	Cold Spring, Minnesota, Health Care Facilities Revenue Bonds, Assumption Home, Inc., Refunding Series 2013, 5.200%, 3/01/43	7/20 at 100.00	N/R	986,141

820	Cottage Grove, Minnesota, Senior Housing Revenue Bonds, PHS/Cottage Grove, Inc., Project, Series 2006A, 5.000%, 12/01/31	12/14 at 100.00	N/R	772,620

	Minneapolis, Minnesota, Revenue Bonds, Walker Minneapolis Campus Project, Refunding Series 2012:
450	5.000%, 11/15/24	11/22 at 100.00	N/R	443,282
1,500	4.750%, 11/15/28	11/22 at 100.00	N/R	1,373,355

1,620	Moorhead, Minnesota, Senior Housing Facility Revenue Bonds, Sheyenne Crossings Project, Series 2006, 5.650%, 4/01/41	4/14 at 101.00	N/R	1,532,909

1,095	New Hope, Minnesota, Housing and Health Care Facilities Revenue Bonds, Minnesota Masonic Home North Ridge Project, Series 1999, 5.750%, 3/01/15	2/14 at 100.00	N/R	1,096,150

1,100	Saint Paul Housing & Redevelopment Authority, Minnesota, Revenue Bonds, Rossy & Richard Shaller Family Sholom East Campus, Series 2007A, 5.250%, 10/01/42	10/17 at 100.00	N/R	929,940

2,059	Saint Paul Housing and Redevelopment Authority, Minnesota, Nursing Home Revenue Bonds, Episcopal Homes of Minnesota, Series 2006, 5.630%, 10/01/33	4/17 at 100.00	N/R	1,958,292

1,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Senior Housing and Health Care Revenue Bonds, Episcopal Homes Project, Refunding Series 2012A, 5.150%, 11/01/42	No Opt. Call	N/R	854,690

700	Sartell, Minnesota, Health Care and Housing Facilities Revenue Bonds, Country Manor Campus LLC Project, Series 2012A, 5.250%, 9/01/30	9/22 at 100.00	N/R	632,919

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care (continued)

$1,715	Sauk Rapids, Minnesota, Health Care and Housing Facilities Revenue Bonds, Good Shepherd Lutheran Home, Refunding Series 2013, 5.125%, 1/01/39	1/23 at 100.00	N/R	$1,485,722

	Wayzata, Minnesota, Senior Housing Revenue Bonds, Folkestone Senior Living Community, Series 2012A:
260	5.000%, 5/01/23	5/19 at 102.00	N/R	260,148
680	5.000%, 11/01/23	5/19 at 102.00	N/R	680,388
700	5.500%, 11/01/32	5/19 at 102.00	N/R	681,513
330	6.000%, 5/01/47	5/19 at 102.00	N/R	331,287

1,200	West St. Paul, Minnesota, Health Care Facilities Revenue Bonds, Walker Thompson Hill LLC Project, Series 2011A, 7.000%, 9/01/46	9/19 at 100.00	N/R	1,205,352
20,954	Total Long-Term Care			19,821,838

	Tax Obligation/General – 9.6%

1,000	Bemidji Independent School District 31, Beltrami County, Minnesota, General Obligation Bonds, Refunding Series 2013A, 5.000%, 4/01/19	No Opt. Call	AA+	1,178,670

10,000	Bemidji, Minnesota, General Obligation Bonds, Refunding Sales Tax Series 2011, 6.000%, 2/01/41	2/21 at 100.00	Aa3	11,275,600

1,000	Buffalo-Hanover-Montrose Independent School District 877, Minnesota, General Obligation Bonds, Refunding Series 2012A, 4.000%, 2/01/23	2/22 at 100.00	Aa2	1,091,780

1,430	Burnsville Independent School District 191, Dakota and Scott Counties, Minnesota, General Obligation Bonds, Series 2008A, 4.500%, 2/01/22	2/18 at 100.00	Aa2	1,554,739

1,000	Hennepin County, Minnesota, General Obligation Bonds, Refunding Series 2013A, 5.000%, 12/01/19	No Opt. Call	AAA	1,198,470

2,000	Lakeville Independent School District 194, Dakota County, Minnesota, General Obligation Bonds, Refunding Series 2012D, 5.000%, 2/01/20	No Opt. Call	Aa2	2,352,060

535	Minneapolis-Saint Paul Metropolitan Council, Minnesota, General Obligation Wastewater Revenue Bonds, Refunding Series 2012E, 5.000%, 9/01/24	9/22 at 100.00	AAA	624,142

420	Puerto Rico, General Obligation and Public Improvement Bonds, Series 1999, 5.250%, 7/01/18 – NPFG Insured	No Opt. Call	A	401,365

285	Puerto Rico, General Obligation Bonds, Public Improvement Refunding Series 2007A, 5.500%, 7/01/19 – NPFG Insured	No Opt. Call	A	272,432

10	Puerto Rico, General Obligation Bonds, Public Improvement Series 2002A, 5.500%, 7/01/20 – FGIC Insured	No Opt. Call	BBB–	8,208
17,680	Total Tax Obligation/General			19,957,466

	Tax Obligation/Limited – 5.5%

	Duluth Independent School District 709, Minnesota, Certificates of Participation, Capital Appreciation Series 2012A:
2,000	0.000%, 2/01/27 – AGM Insured	2/22 at 81.23	Aa2	1,108,700
2,840	0.000%, 2/01/28 – AGM Insured	2/22 at 77.70	Aa2	1,480,265

2,000	Duluth Independent School District 709, Minnesota, Certificates of Participation, Series 2008B, 4.000%, 2/01/19	No Opt. Call	AA+	2,241,320

585	Lakeville Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Ice Arena Project, Series 2006, 4.625%, 2/01/32	2/17 at 100.00	Aa3	590,909

2,035	Minneapolis, Minnesota, Limited Tax Supported Development Revenue Bonds, Common Bond Fund Series 2013-1, 4.750%, 6/01/39	6/21 at 100.00	A+	2,026,046

400	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Village at St. Anthony Falls Project, Refunding Series 2005, 5.650%, 2/01/27	2/14 at 100.00	N/R	371,848

	Northeast Metropolitan Intermediate School District 916, White Bear Lake, Minnesota, Certificates of Participation, Series 2013A:
1,015	4.000%, 2/01/22	No Opt. Call	A1	1,080,193
1,055	4.000%, 2/01/23	No Opt. Call	A1	1,105,313

500	Saint Paul Housing and Redevelopment Authority, Minnesota, Recreational Facility Lease Revenue Bonds, Jimmy Lee Recreational Center, Series 2008, 4.750%, 12/01/26	12/17 at 100.00	AA+	519,800

	Saint Paul Housing and Redevelopment Authority, Minnesota, Upper Landing Project Tax Increment Revenue Refunding Bonds, Series 2012:
150	5.000%, 9/01/26	No Opt. Call	N/R	145,449
800	5.000%, 3/01/29	No Opt. Call	N/R	764,560

25	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B, 5.000%, 10/01/25	10/19 at 100.00	BBB	26,180
13,405	Total Tax Obligation/Limited			11,460,583

Nuveen Investments	37

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen Minnesota Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Transportation – 6.6%

$1,000	Minneapolis, Minnesota, Recovery Zone Facility Revenue Bonds, Mosaic Parking, LLC Project, Series 2010A, 8.500%, 1/01/41	1/21 at 100.00	N/R	$1,011,230

4,000	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Senior Lien Series 2009B, 5.000%, 1/01/20 (Alternative Minimum Tax)	1/19 at 100.00	AA–	4,446,680

3,180	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Series 2007B, 4.500%, 1/01/32 – FGIC Insured	1/17 at 100.00	A	3,160,411

110	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien, Refunding Series 2011A, 3.500%, 1/01/24	1/21 at 100.00	A	110,616

	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien, Refunding Series 2012B:
275	5.000%, 1/01/28	No Opt. Call	A	296,200
2,000	5.000%, 1/01/31	1/22 at 100.00	A	2,112,920

	St Paul Housing and Redevelopment Authority, Minnesota, Parking Revenue Bonds, Parking Facilities Project, Refunding Series 2010A:
1,070	5.000%, 8/01/30	8/18 at 102.00	A+	1,128,978
1,500	5.000%, 8/01/35	8/18 at 102.00	A+	1,534,470
13,135	Total Transportation			13,801,505

	U.S. Guaranteed – 1.8% (4)

	Andover Economic Development Authority, Minnesota, Public Facility Lease Revenue Bonds, Andover Community Center, Series 2004:
5	5.125%, 2/01/24 (Pre-refunded 2/01/14)	2/14 at 100.00	AA (4)	5,042
5	5.125%, 2/01/24 (Pre-refunded 2/01/14)	2/14 at 100.00	AA (4)	5,042

	Pine County Housing and Redevelopment Authority, Minnesota, Public Project Revenue Bonds, Series 2005A:
1,000	5.000%, 2/01/28 (Pre-refunded 2/01/16)	2/16 at 100.00	AA– (4)	1,096,440
1,890	5.000%, 2/01/31 (Pre-refunded 2/01/16)	2/16 at 100.00	AA– (4)	2,072,272

410	Western Minnesota Municipal Power Agency, Power Supply Revenue Bonds, Series 1983A, 9.750%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	Aaa	472,287
3,310	Total U.S. Guaranteed			3,651,083

	Utilities – 14.8%

1,110	Central Minnesota Municipal Power Agency, Revenue Bonds, Brookings – Southeast Twin Cities Transmission Project, Series 2012, 5.000%, 1/01/42	1/22 at 100.00	A–	1,129,902

15	Chaska, Minnesota, Electric Revenue Bonds, Generating Facility Project, Refunding Series 2005A, 5.000%, 10/01/30	10/15 at 100.00	A3	15,614

45	Chaska, Minnesota, Electric Revenue Bonds, Generating Facility Project, Series 2000A, 6.100%, 10/01/30	2/14 at 100.00	A3	45,154

235	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	227,882

5,045	Minnesota Municipal Power Agency, Electric Revenue Bonds, Refunding Series 2010A, 5.000%, 10/01/30	10/20 at 100.00	A3	5,328,529

2,000	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2007A, 5.000%, 1/01/26 – AMBAC Insured	1/18 at 100.00	A–	2,182,580

	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2008A:
945	5.000%, 1/01/18 – AGC Insured	No Opt. Call	AA–	1,087,856
75	5.000%, 1/01/20 – AGC Insured	1/18 at 100.00	AA–	83,416

	Rochester, Minnesota, Electric Utility Revenue Bonds, Refunding Series 2013B:
805	5.000%, 12/01/20	No Opt. Call	Aa3	956,767
250	5.000%, 12/01/26	12/23 at 100.00	Aa3	284,765

	Southern Minnesota Municipal Power Agency, Power Supply System Revenue Bonds, Series 1994A:
1,510	0.000%, 1/01/19 – NPFG Insured	No Opt. Call	A+	1,348,853
1,825	0.000%, 1/01/21 – NPFG Insured	No Opt. Call	A+	1,478,743
65	0.000%, 1/01/22 – NPFG Insured	No Opt. Call	A+	50,079
3,055	0.000%, 1/01/23 – NPFG Insured	No Opt. Call	A+	2,234,671
10,530	0.000%, 1/01/24 – NPFG Insured	No Opt. Call	A+	7,274,335
4,795	0.000%, 1/01/25 – NPFG Insured	No Opt. Call	A+	3,134,683
6,230	0.000%, 1/01/26 – NPFG Insured	No Opt. Call	A+	3,855,124
38,535	Total Utilities			30,718,953
$212,068	Total Long-Term Investments (cost $199,971,209)			203,963,167

38	Nuveen Investments

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 1.0%

	Money Market Funds – 1.0%

2,078,977	Federated Minnesota Municipal Cash Trust, 0.010% (5)	$2,078,977

	Total Short-Term Investments (cost $2,078,977)	2,078,977
	Total Investments (cost $202,050,186) – 99.1%	206,042,144
	Other Assets Less Liabilities – 0.9%	1,895,649
	Net Assets – 100%	$207,937,793

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Nuveen Investments	39

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen Nebraska Municipal Bond Fund

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 97.0%

	MUNICIPAL BONDS – 97.0%

	Education and Civic Organizations – 19.3%

$990	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Academy of Charter Schools Project, Series 2008, 5.625%, 5/01/40	5/18 at 100.00	A	$1,014,235

1,000	Douglas County, Nebraska, Educational Facilities Revenue Bonds, Creighton University Projects, Refunding Series 2010A, 5.500%, 7/01/30	7/20 at 100.00	A3	1,068,180

	Lincoln, Nebraska, Educational Facilities Revenue and Refunding Bonds, Nebraska Wesleyan University Project, Series 2012:
685	3.300%, 4/01/25	4/22 at 100.00	A–	652,647
410	4.000%, 4/01/32	4/22 at 100.00	A–	386,622

500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Series 2008A, 5.375%, 3/15/39	3/18 at 100.00	AAA	549,820

525	Nebraska Educational Finance Authority, Revenue Bonds, Clarkson College Project, Refunding Series 2011, 5.450%, 9/01/35	5/21 at 100.00	Aa3	550,972

2,690	Nebraska Educational Finance Authority, Revenue Bonds, Concordia University Project, Refunding Series 2007, 5.000%, 10/01/37	10/15 at 100.00	N/R	2,449,218

500	Papio-Missouri River Natural Resources District, Nebraska, Flood Protection and Water Quality Enhancement Revenue Bonds, Series 2013, 4.250%, 12/15/33	7/18 at 100.00	AA–	496,655

750	Saline County, Nebraska, Educational Facilities Revenue and Refunding Bonds, Doane College Project, Series 2013A, 3.300%, 2/15/33	2/18 at 100.00	A	619,575

	University of Nebraska, Revenue Bonds, Lincoln Student Fees and Facilities Refunding Series 2011:
85	4.000%, 7/01/32	1/22 at 100.00	Aa1	84,205
1,125	5.000%, 7/01/42	1/22 at 100.00	Aa1	1,174,376

1,170	University of Nebraska, Revenue Bonds, Lincoln Student Fees and Facilities, Refunding Series 2012, 4.000%, 7/01/33	7/22 at 100.00	Aa1	1,160,546

1,020	University of Nebraska, Revenue Bonds, Omaha Health & Recreation Project, Series 2008, 5.000%, 5/15/33	5/18 at 100.00	Aa1	1,056,006

350	University of Nebraska, Revenue Bonds, Omaha Student Facilities Project, Series 2007, 5.000%, 5/15/32	5/17 at 100.00	Aa1	375,592

500	University of Nebraska, Revenue Bonds, Omaha Student Housing Project, Series 2003, 5.000%, 5/15/23	2/14 at 100.00	Aa1	501,975
12,300	Total Education and Civic Organizations			12,140,624

	Health Care – 12.3%

1,000	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Refunding Bonds, Children’s Hospital Obligated Group, Series 2008B, 6.000%, 8/15/28	8/17 at 100.00	A2	1,052,580

	Douglas County Hospital Authority 3, Nebraska, Health Facilities Refunding and Revenue Bonds, Nebraska Methodist Health System, Series 2008:
345	5.750%, 11/01/28	11/18 at 100.00	BBB+	357,748
1,210	5.500%, 11/01/38	11/18 at 100.00	BBB+	1,217,962

610	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.000%, 6/01/38	6/16 at 100.00	A–	561,908

	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012:
2,220	4.000%, 11/01/37	No Opt. Call	A–	1,848,328
2,775	5.000%, 11/01/42	No Opt. Call	A–	2,702,462
8,160	Total Health Care			7,740,988

	Housing/Single Family – 1.2%

	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2013C:
565	2.550%, 1/01/22	No Opt. Call	AA+	544,875
200	2.750%, 7/01/23	1/23 at 100.00	AA+	194,884
765	Total Housing/Single Family			739,759

40	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care – 9.3%

$100	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living Communities Project, Series 2006A, 5.750%, 1/01/26	1/17 at 100.00	N/R	$100,106

250	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan, Series 2009B, 5.000%, 6/01/39 (Mandatory put 12/01/14)	No Opt. Call	A–	260,925

900	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Immanuel Obligated Group, Refunding Series 2010, 5.625%, 1/01/40	1/20 at 100.00	AA–	928,935

240	Illinois Finance Authority, Revenue Bonds, Three Crowns Park Plaza, Series 2006A, 5.875%, 2/15/26	2/16 at 100.00	N/R	238,685

3,385	Lancaster County Hospital Authority 1, Nebraska, Health Facilities Revenue Bonds, Immanuel Obligated Group, Refunding Series 2010, 5.625%, 1/01/40	1/20 at 100.00	AA–	3,493,828

600	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Westhills Village Retirement Community Project, Series 2006, 5.000%, 9/01/25	9/14 at 100.00	A	601,374

220	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Three Pillars Senior Living Communities, Refunding Series 2013, 5.000%, 8/15/23	No Opt. Call	A–	237,664
5,695	Total Long-Term Care			5,861,517

	Tax Obligation/General – 12.2%

350	Douglas County School District 059, Nebraska, General Obligation Bonds, School Building Series 2011B, 4.700%, 12/15/32	5/16 at 100.00	Aa2	362,971

3,050	Douglas County School District 1, Nebraska, General Obligation Bonds, Refunding Series 2012, 5.000%, 6/15/24	No Opt. Call	AAA	3,644,964

1,025	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2012, 3.500%, 1/15/33	1/22 at 100.00	AA–	904,306

	Omaha, Nebraska, General Obligation Bonds, Convention Center Project, Series 2004:
50	5.250%, 4/01/24	No Opt. Call	AA+	60,554
220	5.250%, 4/01/26	No Opt. Call	AA+	265,115

450	Omaha, Nebraska, General Obligation Bonds, Refunding Series 2008, 5.750%, 10/15/28	10/18 at 100.00	AA+	513,608

	Omaha, Nebraska, General Obligation Bonds, Various Purpose & Refunding Series 2013A:
715	4.500%, 11/15/28	11/23 at 100.00	AA+	759,909
365	4.500%, 11/15/29	11/23 at 100.00	AA+	384,779
715	4.750%, 11/15/32	11/23 at 100.00	AA+	753,882
6,940	Total Tax Obligation/General			7,650,088

	Tax Obligation/Limited – 9.9%

265	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	264,401

2,510	Lincoln-West Haymarket Joint Public Agency, Nebraska, General Obligation Facility Bonds, Series 2011, 5.000%, 12/15/42	12/21 at 100.00	AAA	2,637,081

	Nebraska Cooperative Republican Platte Enhancement, Middle Republican Natural Resources District, Platte River Flow Revenue, Series 2013:
2,000	5.125%, 12/15/33	9/18 at 100.00	A+	2,038,440
520	5.000%, 12/15/38	9/18 at 100.00	A+	523,916

650	Omaha, Nebraska, Special Tax Redevelopment Bonds, Redevelopment 2008, 5.250%, 10/15/28	10/18 at 100.00	AA+	708,520

50	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005C, 5.500%, 7/01/17 – AMBAC Insured	No Opt. Call	BBB+	47,835
5,995	Total Tax Obligation/Limited			6,220,193

	Transportation – 0.3%

165	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (Alternative Minimum Tax)	10/23 at 100.00	BBB	170,895

	U.S. Guaranteed – 1.8% (4)

500	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2009, 6.000%, 6/15/28 (Pre-refunded 1/12/14)	1/14 at 100.00	AA– (4)	503,510

	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Jackson County, Schneck Memorial Hospital, Series 2006A:
250	5.250%, 2/15/30 (Pre-refunded 2/15/16)	2/16 at 100.00	A (4)	274,188
350	5.250%, 2/15/30 (Pre-refunded 2/15/16)	2/16 at 100.00	A (4)	351,166
1,100	Total U.S. Guaranteed			1,128,864

Nuveen Investments	41

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen Nebraska Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities – 26.7%

	Central Plains Energy Project, Nebraska, Gas Project 1 Revenue Bonds, Series 2007A:
$20	5.250%, 12/01/19	No Opt. Call	A	$22,577
800	5.250%, 12/01/21	No Opt. Call	A	887,208

3,000	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012, 5.000%, 9/01/42	9/22 at 100.00	A	2,878,676

585	Forsyth, Rosebud County, Montana, Pollution Control Revenue Refunding Bonds, Northwestern Corporation Colstrip Project, Series 2006, 4.650%, 8/01/23 – AMBAC Insured	8/16 at 100.00	A2	612,998

235	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	227,882

	Municipal Energy Agency of Nebraska, Power Supply System Revenue and Refunding Bonds, Series 2009A:
555	5.000%, 4/01/18 – BHAC Insured	No Opt. Call	AA+	644,300
75	5.000%, 4/01/19 – BHAC Insured	No Opt. Call	AA+	87,854
210	5.375%, 4/01/39 – BHAC Insured	4/19 at 100.00	AA+	224,578

	Municipal Energy Agency of Nebraska, Power Supply System Revenue Bonds, Refunding Series 2012A:
100	5.000%, 4/01/22	No Opt. Call	A	115,376
110	5.000%, 4/01/31	4/22 at 100.00	A	114,403

	Municipal Energy Agency of Nebraska, Power Supply System Revenue Bonds, Refunding Series 2013A:
500	5.000%, 4/01/18	No Opt. Call	A	577,410
500	5.000%, 4/01/19	No Opt. Call	A	580,625

520	Nebraska Public Power District, General Revenue Bonds, Series 2008B, 5.000%, 1/01/33	1/18 at 100.00	A1	535,439

2,555	Nebraska Public Power District, General Revenue Bonds, Series 2012A, 5.000%, 1/01/34	1/22 at 100.00	A1	2,674,216

110	Nebraska Public Power District, Power Supply System Revenue Bonds, Series 2006A, 5.000%, 1/01/41 – FGIC Insured	1/16 at 100.00	A1	110,254

500	Nebraska Utility Corporation, Facilities Revenue Refunding Bonds, Series 2010, 5.000%, 1/01/22	1/21 at 100.00	Aa1	578,620

	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Series 2008A:
1,010	5.500%, 2/01/33	2/18 at 100.00	AA	1,101,486
1,200	5.500%, 2/01/35	2/18 at 100.00	AA	1,308,696

	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Series 2011A:
715	4.000%, 2/01/18	No Opt. Call	AA	803,217
50	5.000%, 2/01/20	No Opt. Call	AA	59,025

10	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Subordinate Lien Series 2005, 4.250%, 2/01/35 – BHAC Insured	8/15 at 100.00	AA+	10,010

1,500	Southern Nebraska Public Power District, Electric System Revenue Bonds, Series 2008, 5.250%, 12/15/28	12/18 at 100.00	AA–	1,658,880

1,000	Twin Valleys Public Power District, Nebraska, Electric System Revenue Bonds, Series 2011, 5.000%, 9/15/35	6/16 at 100.00	N/R	1,009,850
15,860	Total Utilities			16,823,580

	Water and Sewer – 4.0%

1,000	Lincoln, Nebraska, Water Revenue Bonds, Refunding Series 2013, 5.000%, 8/15/20	No Opt. Call	Aa1	1,188,840

1,395	Omaha, Nebraska, Sanitary Sewage System Revenue Bonds, Series 2011, 4.250%, 11/15/41	11/21 at 100.00	AA	1,359,316
2,395	Total Water and Sewer			2,548,156
$59,375	Total Long-Term Investments (cost $61,264,101)			61,024,664

Shares	Description (1)			Value

	SHORT-TERM INVESTMENTS – 1.9%

	Money Market Funds – 1.9%

1,215,320	First American Tax Free Obligations Fund, Class Z, 0.000% (5)			$1,215,320

	Total Short-Term Investments (cost $1,215,320)			1,215,320
	Total Investments (cost $62,479,421) – 98.9%			62,239,984
	Other Assets Less Liabilities – 1.1%			715,619
	Net Assets – 100%			$62,955,603

42	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

See accompanying notes to financial statements.

Nuveen Investments	43

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen Oregon Intermediate Municipal Bond Fund

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 98.1%

	MUNICIPAL BONDS – 98.1%

	Education and Civic Organizations – 9.6%

$2,350	Forest Grove, Oregon, Campus Improvement Revenue Bonds, Pacific University Project, Refunding Series 2005A, 5.000%, 5/01/22 – RAAI Insured	5/15 at 100.00	BBB	$2,385,039

250	Forest Grove, Oregon, Campus Improvement Revenue Bonds, Pacific University Project, Series 2009, 5.750%, 5/01/24	5/14 at 100.00	BBB	252,648

1,140	Oregon State Facilities Authority, Revenue Bonds, Concordia University Project, Series 2010A, 6.125%, 9/01/30	9/20 at 100.00	BB+	1,159,049

	Oregon State Facilities Authority, Revenue Bonds, Lewis & Clark College Project, Refunding Series 2011A:
625	4.000%, 10/01/17	No Opt. Call	A–	679,650
500	5.250%, 10/01/24	10/21 at 100.00	A–	555,615

1,000	Oregon State Facilities Authority, Revenue Bonds, Linfield College, Refunding Series 2005A, 5.000%, 10/01/25	10/15 at 100.00	Baa1	1,013,430

500	Oregon State Facilities Authority, Revenue Bonds, Linfield College, Series 2010A, 4.750%, 10/01/28	10/20 at 100.00	Baa1	504,915

1,815	Oregon State Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2013A, 5.000%, 10/01/23	No Opt. Call	AA	2,060,914

1,000	Oregon State Facilities Authority, Revenue Bonds, Reed College, Refunding Series 2011A, 5.000%, 7/01/29	7/20 at 100.00	Aa2	1,077,790

	Oregon State Facilities Authority, Revenue Bonds, University of Portland Projects, Series 2007A:
250	5.000%, 4/01/17	No Opt. Call	BBB+	275,470
2,000	4.500%, 4/01/21	4/18 at 100.00	BBB+	2,093,580

210	Oregon State Facilities Authority, Revenue Bonds, Willamette University, Refunding Series 2010A, 4.000%, 10/01/24	4/20 at 100.00	A	216,336

1,085	Oregon State Facilities Authority, Revenue Bonds, Willamette University, Series 2007A, 4.300%, 10/01/21	10/17 at 100.00	A	1,124,472

400	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Fin Authority, Higher Ed Rev and Rev Refunding Bonds, University of the Sacred Heart Project, Series 2012, 5.000%, 10/01/22	No Opt. Call	BBB	357,496

350	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Inter-American University of Puerto Rico Project, Refunding Series 2012, 5.000%, 10/01/21	No Opt. Call	A–	337,173
13,475	Total Education and Civic Organizations			14,093,577

	Health Care – 17.0%

1,035	Astoria Hospital Facilities Authority, Oregon, Hospital Revenue and Refunding Bonds, Columbia Memorial Hospital, Series 2012, 5.000%, 8/01/23	8/22 at 100.00	BBB–	1,092,877

1,000	Clackamas County Hospital Facility Authority, Oregon, Revenue Bonds, Legacy Health System, Series 2009A, 5.000%, 7/15/21	7/19 at 100.00	A+	1,095,560

250	Deschutes County Hospital Facility Authority, Oregon, Hospital Revenue Bonds, Cascade Healthcare Community, Inc., Series 2005B, 5.000%, 1/01/16 – AMBAC Insured	No Opt. Call	A2	263,868

1,500	Deschutes County Hospital Facility Authority, Oregon, Hospital Revenue Refunding Bonds, Cascade Healthcare Community, Inc., Series 2008, 7.375%, 1/01/23	1/19 at 100.00	A2	1,755,390

810	Klamath Falls Intercommunity Hospital Authority, Oregon, Revenue Bonds, Merle West Medical Center Project, Series 2006, 4.750%, 9/01/20 – AGC Insured	9/16 at 100.00	AA–	849,334

	Klamath Falls Intercommunity Hospital Authority, Oregon, Revenue Bonds, Sky Lakes Medical Center Project, Series 2012:
855	4.000%, 9/01/24	No Opt. Call	BBB+	841,363
275	3.500%, 9/01/27	No Opt. Call	BBB+	238,076

1,900	Medford Hospital Facilities Authority, Oregon, Hospital Revenue Bonds, Asante Health System, Refunding Series 2010, 5.500%, 8/15/28 – AGM Insured	8/20 at 100.00	AA–	2,059,049

	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Adventist Health System/West, Series 2009A:
1,925	5.000%, 9/01/21	9/19 at 100.00	A	2,134,729
845	4.500%, 9/01/21	9/19 at 100.00	A	914,839

44	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

	Oregon Health and Science University, Revenue Bonds, Series 2012A:
$1,225	5.000%, 7/01/25	7/22 at 100.00	A+	$1,358,366
1,195	5.000%, 7/01/26	7/22 at 100.00	A+	1,313,018

2,275	Oregon Health and Science University, Revenue Bonds, Series 2012E, 4.000%, 7/01/29	No Opt. Call	A+	2,233,481

1,000	Oregon State Facilities Authority, Auction Rate Revenue Bonds, Peacehealth System, Refunding Series 2009A, 5.000%, 11/01/20	11/19 at 100.00	AA–	1,133,340

	Oregon State Facilities Authority, Oregon, Revenue Bonds, Samaritan Health Services, Refunding Series 2010A:
1,250	5.000%, 10/01/19	No Opt. Call	BBB+	1,416,575
500	5.000%, 10/01/24	10/20 at 100.00	BBB+	537,055

	Oregon State Facilities Authority, Revenue Bonds, Legacy Health System, Refunding Series 2010A:
2,000	4.250%, 3/15/17	No Opt. Call	A+	2,186,980
1,020	4.750%, 3/15/24	3/20 at 100.00	A+	1,069,246

375	Oregon State Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2011C, 5.000%, 10/01/20	No Opt. Call	AA	433,710

450	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Salem Hospital Project, Series 2006A, 5.000%, 8/15/27	8/16 at 100.00	A	460,643

1,520	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Salem Hospital Project, Series 2008A, 5.750%, 8/15/23	8/18 at 100.00	A	1,669,082
23,205	Total Health Care			25,056,581

	Housing/Multifamily – 5.8%

	Clackamas County Housing Authority, Oregon, Multifamily Housing Revenue Bonds, Easton Ridge Apartments Project, Series 2013A:
265	4.000%, 9/01/20	No Opt. Call	Aa3	284,096
275	4.000%, 9/01/21	No Opt. Call	Aa3	289,924
285	4.000%, 9/01/22	No Opt. Call	Aa3	295,360
195	4.000%, 9/01/23	3/23 at 100.00	Aa3	201,291

	Oregon Housing and Community Services Department, Multifamily Housing Revenue Bonds, Refunding Series 2010A:
750	4.000%, 7/01/19 (Alternative Minimum Tax)	No Opt. Call	Aaa	787,155
500	4.250%, 7/01/21 (Alternative Minimum Tax)	1/20 at 100.00	Aaa	517,075

	Oregon State Facilities Authority, Revenue Bonds, CHF Ashland Southern Oregon University Project Series 2012:
1,185	4.350%, 7/01/27	7/22 at 100.00	AA–	1,194,267
525	4.700%, 7/01/33	7/22 at 100.00	AA–	519,677

1,000	Oregon State Facilities Authority, Revenue Refunding Bonds, College Housing Northwest Projects, Series 2013, 5.000%, 10/01/24	10/23 at 100.00	BBB–	999,100

705	Portland Housing Authority, Oregon, Housing Revenue Refunding Bonds, Yards at Union Station Project, Series 2007, 4.750%, 5/01/22 (Alternative Minimum Tax)	5/17 at 100.00	Aa2	724,091

	Portland, Oregon, Economic Development Revenue Refunding Bonds, Broadway Project, Series 2008A:
880	5.125%, 4/01/16	No Opt. Call	A1	968,387
1,455	6.250%, 4/01/23	4/18 at 100.00	A1	1,711,487
8,020	Total Housing/Multifamily			8,491,910

	Housing/Single Family – 0.3%

375	Oregon Housing and Community Services Department, Single Family Mortgage Revenue Bonds, Series 2008D, 4.750%, 7/01/22	1/18 at 100.00	Aa2	393,878

	Long-Term Care – 3.7%

1,000	Clackamas County Hospital Facility Authority, Oregon, Revenue Refunding Bonds, Robison Jewish Home, DBA Cedar Sinia Park, Series 2005, 5.125%, 10/01/24	10/15 at 100.00	N/R	945,010

	Medford Hospital Facilities Authority, Oregon, Revenue Bonds, Rogue Valley Manor, Series 2013:
250	5.000%, 10/01/19	No Opt. Call	A–	276,730
450	5.000%, 10/01/24	10/23 at 100.00	A–	477,720

1,000	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Terwilliger Plaza Project, Series 2009, 5.250%, 12/01/26	12/16 at 100.00	BBB	1,018,540

1,660	Multnomah County Hospital Facilities Authority, Oregon, Revenue Refunding Bond, Terwilliger Plaza, Inc., Series 2012, 5.000%, 12/01/29	12/22 at 100.00	BBB	1,657,278

Nuveen Investments	45

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen Oregon Intermediate Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care (continued)

	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Capital Manor, Inc., Refunding Series 2012:
$550	5.000%, 5/15/22	No Opt. Call	N/R	$545,501
550	5.750%, 5/15/27	5/22 at 100.00	N/R	554,934
5,460	Total Long-Term Care			5,475,713

	Tax Obligation/General – 28.2%

1,295	Albany, in the Counties of Linn and Benton, Oregon, General Obligation and Water Revenue Bonds, Series 2013, 5.000%, 8/01/25	8/23 at 100.00	A1	1,461,291

	Blue Mountain Hospital District, Grant County, Oregon, General Obligation Bonds, Refunding Series 2010:
605	4.250%, 2/01/19	No Opt. Call	Baa1	659,105
655	4.500%, 2/01/20	No Opt. Call	Baa1	718,587
280	5.000%, 2/01/21	No Opt. Call	Baa1	312,150

	Central Oregon Community College District, Crook, Jefferson, Deschutes, Klamath, Lake, and Wasco Counties, Oregon, General Obligation Bonds, Series 2010:
1,000	4.000%, 6/15/19	No Opt. Call	AA+	1,132,640
810	4.500%, 6/15/20	No Opt. Call	AA+	939,803

1,000	Chemeketa Community College District, Oregon, General Obligation Bonds, Series 2008, 5.500%, 6/15/24	6/18 at 100.00	AA+	1,160,320

	City of The Dalles, Wasco County, Oregon, General Obligation Bonds, Series 2008:
130	4.000%, 6/01/17	No Opt. Call	A+	142,453
140	4.000%, 6/01/18	No Opt. Call	A+	154,794
75	4.000%, 6/01/19	6/18 at 100.00	A+	81,602

1,145	Clackamas Community College District, Oregon, General Obligation Bonds, Series 2006, 5.000%, 5/01/19 – NPFG Insured	5/16 at 100.00	AA	1,259,821

	Clackamas County School District 12, North Clackamas, Oregon, General Obligation Bonds, Series 2007B:
685	5.000%, 6/15/19 – AGM Insured	6/17 at 100.00	AA+	770,769
3,665	5.000%, 6/15/21 – AGM Insured	6/17 at 100.00	AA+	4,117,104
3,135	5.000%, 6/15/22 – AGM Insured	6/17 at 100.00	AA+	3,510,197

1,000	Clackamas County School District 46 Oregon Trail, Oregon, General Obligation Bonds, Series 2009A, 5.000%, 6/15/24	6/19 at 100.00	AA+	1,116,000

525	Clackamas County School District 86, Oregon, General Obligation Bonds, Refunding Series 2012A, 5.000%, 6/15/25	6/22 at 100.00	AA+	594,090

1,000	David Douglas School District 40, Multnomah County, Oregon, General Obligation Bonds, Series 2012B, 0.000%, 6/15/25	No Opt. Call	AA+	627,830

3,055	Deschutes and Jefferson Counties School District 2J Redmond, Oregon, General Obligation Bonds, Deferred Interest Series 2008, 0.000%, 6/15/22	No Opt. Call	Aa1	2,361,882

965	Forest Grove School District 15, Washington County, Oregon, General Obligation Bonds, Series 2012B, 0.000%, 6/15/25	No Opt. Call	AA+	620,061

1,000	Hillsboro School District 1J, Washington, Multnomah and Yamhill Counties, Oregon, General Obligation Refunding Bonds, Series 1998, 5.000%, 11/01/14	No Opt. Call	Aa2	1,044,570

1,000	Josephine County Unit School District Three Rivers, Oregon, General Obligation Bonds, Refunding Series 2005, 5.000%, 12/15/19 – FGIC Insured	No Opt. Call	Aa1	1,185,750

820	Keizer, Oregon, General Obligation Assessment Bonds, Keizer Station Area A Local Improvement District, Series 2008, 5.200%, 6/01/31	6/18 at 100.00	A1	825,551

200	Lake Oswego School District 7J, Clackamas County, Oregon, General Obligation Bonds, Refunding Series 2005, 5.250%, 6/01/25 – AGM Insured	No Opt. Call	Aa1	241,726

100	Marion and Linn Counties School District 29J, Salem-Kreizer, Oregon, General Obligation Bonds, Series 2013, 4.000%, 6/15/21	No Opt. Call	Aa1	111,268

300	Marion-Clackamas Counties School District 4J Silver Falls, Oregon, General Obligation Bonds, Refunding Series 2013, 5.000%, 6/15/24	6/23 at 100.00	Aa1	346,899

1,635	Metro, Oregon, General Obligation Bonds, Series 2007, 5.000%, 6/01/20	6/17 at 100.00	AAA	1,851,850

1,015	Multnomah-Clackamas Counties, Oregon, School District 10JT, General Obligation Bonds, Series 2005, 5.250%, 6/15/17 – AGM Insured	No Opt. Call	AA+	1,175,492

125	North Lincoln Fire and Rescue District 1, Oregon, General Obligation Bonds, Series 2007, 4.250%, 2/01/18 – AGM Insured	2/17 at 100.00	AA–	136,124

46	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$1,500	Oregon Department of Administrative Services, General Obligation Bonds, Oregon Opportunity, Refunding Series 2010F, 5.000%, 12/01/20	6/20 at 100.00	AA+	$1,767,945

	Oregon State, General Obligation Bonds, Alternative Energy Series 2011B:
540	5.000%, 1/01/20 (Alternative Minimum Tax)	No Opt. Call	AA+	616,783
560	5.000%, 1/01/21 (Alternative Minimum Tax)	No Opt. Call	AA+	639,475
100	5.000%, 1/01/23 (Alternative Minimum Tax)	1/21 at 100.00	AA+	110,531

455	Pacific City Joint Water-Sanitary Authority, Tilamook County, Oregon, General Obligation Bonds, Series 2007, 4.650%, 7/01/22	7/17 at 100.00	N/R	470,120

	Redmond, Oregon, Full Faith and Credit Obligations, Terminal Expansion Project, Series 2009:
240	4.000%, 6/01/21	6/19 at 100.00	A1	255,518
200	4.250%, 6/01/23	6/19 at 100.00	A1	209,394
500	4.625%, 6/01/29	6/19 at 100.00	A1	509,240

340	Redmond, Oregon, Full Faith and Credit Refunding Obligations, Series 2012A, 4.000%, 6/01/25	6/22 at 100.00	A1	350,856

655	Salem-Keizer School District 24J, Marion and Polk Counties, Oregon, General Obligation Bonds, Series 2009B, 0.000%, 6/15/22	No Opt. Call	AA+	508,097

765	Tigard-Tualatin School District 23J, Washington and Clackamas Counties, Oregon, General Obligation Bonds, Series 2000, 0.000%, 6/15/14	No Opt. Call	Aa3	763,141

1,525	Washington County, Oregon, General Obligation Bonds, Series 2006, 5.000%, 6/01/22	6/16 at 102.00	Aa1	1,712,102

1,200	Washington Multnomah & Yamhill Counties School District 1J Hillsboro, Oregon, General Obligation Bonds, Series 2012, 4.000%, 6/15/23	No Opt. Call	Aa1	1,300,644

	West Valley Fire District, Oregon, General Obligation Bonds, Series 2010:
125	3.000%, 2/01/14	No Opt. Call	N/R	125,413
125	3.000%, 2/01/15	No Opt. Call	N/R	127,466
130	3.500%, 2/01/16	No Opt. Call	N/R	135,474
135	4.000%, 2/01/17	No Opt. Call	N/R	144,329
140	4.000%, 2/01/18	No Opt. Call	N/R	150,146
145	4.000%, 2/01/19	No Opt. Call	N/R	154,757

	Yamhill County School District 29J Newberg, Oregon, General Obligation Bonds, Refunding Series 2005:
1,260	5.250%, 6/15/15 – FGIC Insured	No Opt. Call	Aa1	1,355,054
1,300	5.250%, 6/15/16 – FGIC Insured	No Opt. Call	Aa1	1,454,128
39,300	Total Tax Obligation/General			41,520,342

	Tax Obligation/Limited – 15.2%

	Local Oregon Capital Assets Program, Certificates of Participation, City of Cottage Grove, Oregon, Series 2013A:
975	4.000%, 9/15/19	No Opt. Call	Baa2	1,034,495
1,105	4.250%, 9/15/23	9/21 at 100.00	Baa2	1,109,696

1,500	Oregon Department of Administrative Services, Certificates of Participation, Series 2009A, 4.700%, 5/01/25	5/19 at 100.00	AA	1,600,665

1,055	Oregon Department of Administrative Services, Certificates of Participation, Series 2009C, 5.000%, 11/01/25	11/19 at 100.00	AA	1,149,444

1,055	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2009A, 5.000%, 11/15/21	5/19 at 100.00	AAA	1,209,484

2,655	Portland, Oregon, Renewal and Redevelopment Revenue Bonds, North Macadam Series 2010B, 5.000%, 6/15/24	6/20 at 100.00	A1	2,869,073

1,000	Portland, Oregon, River District Urban Renewal and Redevelopment Bonds, Series 2012B, 5.000%, 6/15/23	6/22 at 100.00	A1	1,114,280

2,030	Portland, Oregon, South Park Blocks Urban Renewal and Redevelopment Bonds, Series 2008B, 5.000%, 6/15/21	6/18 at 101.00	Aa3	2,292,987

	Tri-County Metropolitan Transportation District, Oregon, Capital Grant Receipt Revenue Bonds, Series 2011A:
1,000	5.000%, 10/01/25	10/21 at 100.00	A	1,103,810
1,715	5.000%, 10/01/26	10/21 at 100.00	A	1,879,486

2,305	Tri-County Metropolitan Transportation District, Oregon, Revenue Bonds, Senior Lien Payroll Tax, Series 2012A, 5.000%, 9/01/24	9/22 at 100.00	AAA	2,665,848

3,085	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 4.000%, 10/01/22	No Opt. Call	BBB+	3,173,817

	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A:
1,015	5.000%, 10/01/20	No Opt. Call	BBB	1,132,314
30	5.000%, 10/01/29	10/20 at 100.00	BBB	29,933
20,525	Total Tax Obligation/Limited			22,365,332

Nuveen Investments	47

Portfolio of Investments November 30, 2013 (Unaudited)

Nuveen Oregon Intermediate Municipal Bond Fund (continued)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Transportation – 2.9%

$1,005	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2010-20C, 5.000%, 7/01/17 (Alternative Minimum Tax)	No Opt. Call	AA–	$1,146,584

350	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2011-21, 5.000%, 7/01/17 (Alternative Minimum Tax)	No Opt. Call	AA–	405,318

1,030	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2011, 5.000%, 7/01/23 (Alternative Minimum Tax)	7/21 at 100.00	AA–	1,141,590

1,500	Port of Portland, Oregon, Portland International Airport Passenger Facility Charge Revenue Bonds, Series 2011A, 5.000%, 7/01/26	7/21 at 100.00	A	1,609,500
3,885	Total Transportation			4,302,992

	U.S. Guaranteed – 9.1% (4)

1,500	Beaverton School District 48J, Washington County, Oregon, General Obligation Bonds, Series 2004A, 5.000%, 6/01/16 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	Aa2 (4)	1,572,660

1,975	Clackamas County School District 115, Oregon, General Obligation Bond, Series 2006B, 4.500%, 6/15/21 (Pre-refunded 6/15/16) – NPFG Insured	6/16 at 100.00	AA+ (4)	2,174,594

	Clackamas County School District 86, Oregon, General Obligation Bonds, Series 2005:
1,000	5.000%, 6/15/18 (Pre-refunded 6/15/15) – AGM Insured	6/15 at 100.00	AA+ (4)	1,072,870
1,305	5.000%, 6/15/21 (Pre-refunded 6/15/15) – AGM Insured	6/15 at 100.00	AA+ (4)	1,400,095

1,305	Marion-Clackamas Counties School District 4J, Oregon, General Obligation Bonds, Series 2007, 4.500%, 6/15/22 (Pre-refunded 6/15/16) – NPFG Insured	6/16 at 100.00	Aa1 (4)	1,438,632

1,060	Oregon Department of Administrative Services, Certificates of Participation, Series 2006A, 5.000%, 11/01/18 (Pre-refunded 11/01/16) – NPFG Insured	11/16 at 100.00	AA (4)	1,197,143

500	Portland, Oregon, Water System Revenue Bonds, Second Lien Series 2006A, 4.375%, 10/01/24 (Pre-refunded 10/01/16) – NPFG Insured	10/16 at 100.00	Aa1 (4)	554,315

2,490	Washington Multnomah & Yamhill Counties School District 1J Hillsboro, Oregon, General Obligation Bonds, Series 2006, 5.000%, 6/15/19 (Pre-refunded 6/15/17) – NPFG Insured	6/17 at 100.00	Aa2 (4)	2,867,434

1,040	Yamhill County School District 40, McMinnville, Oregon, General Obligation Bonds, Series 2007, 5.000%, 6/15/23 (Pre-refunded 6/15/17) – AGM Insured	6/17 at 100.00	Aa1 (4)	1,196,853
12,175	Total U.S. Guaranteed			13,474,596

	Utilities – 0.5%

500	Emerald Peoples Utility District, Oregon, Electric System Revenue Bonds, Refunding Series 2013, 5.000%, 11/01/22 – AGM Insured	No Opt. Call	A1	577,185

175	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/21 – AGM Insured	No Opt. Call	AA–	194,023
675	Total Utilities			771,208

	Water and Sewer – 5.8%

820	Lane County Metropolitan Wastewater Management Commission, Oregon, Wastewater Revenue Bonds, Series 2006, 5.000%, 11/01/21 – FGIC Insured	11/16 at 100.00	AA	916,809

1,500	Lane County Metropolitan Wastewater Management Commission, Oregon, Wastewater Revenue Bonds, Series 2008, 5.000%, 11/01/22	11/18 at 100.00	AA	1,720,245

1,000	Portland, Oregon, Sewer System Revenue Bonds, Refunding First Lien Series 2008A, 4.750%, 6/15/24	6/18 at 100.00	AA	1,096,210

1,175	Portland, Oregon, Sewer System Revenue Bonds, Series 2006B, 5.000%, 6/15/23 – NPFG Insured	6/16 at 100.00	AA–	1,297,811

	Redmond, Oregon, Water Revenue Bonds, Series 2010:
450	4.500%, 6/01/25	6/20 at 100.00	A1	481,230
5	4.500%, 6/01/30	6/20 at 100.00	A1	5,203

325	The Dalles, Oregon, Water Revenue Bonds, Series 200, 4.250%, 6/01/20 – AMBAC Insured	6/17 at 100.00	N/R	338,055

1,435	Tigard, Washington County, Oregon, Water System Revenue Bonds, Series 2012, 5.000%, 8/01/26	8/22 at 100.00	AA–	1,591,071

900	Woodburn, Marion County, Oregon, Wastewater Revenue Bonds, Refunding Series 2011A, 5.000%, 3/01/20	No Opt. Call	A2	1,032,444
7,610	Total Water and Sewer			8,479,078
$134,705	Total Long-Term Investments (cost $138,466,169)			144,425,207

48	Nuveen Investments

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 0.8%

	Money Market Funds – 0.8%

1,235,520	First American Tax Free Obligations Fund, Class Z, 0.000% (5)	$1,235,520

	Total Short-Term Investments (cost $1,235,520)	1,235,520
	Total Investments (cost $139,701,689) – 98.9%	145,660,727
	Other Assets Less Liabilities – 1.1%	1,607,813
	Net Assets – 100%	$147,268,540

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

See accompanying notes to financial statements.

Nuveen Investments	49

Statement of

Assets and Liabilities November 30, 2013 (Unaudited)

	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Assets
Long-term investments, at value (cost $230,192,345, $199,971,209, $61,264,101 and $138,466,169, respectively)	$240,302,217	$203,963,167	$61,024,664	$144,425,207
Short-term investments, at value (cost approximates value)	1,876,138	2,078,977	1,215,320	1,235,520
Receivable for:
Interest	2,949,984	2,695,316	839,108	2,031,808
Shares sold	302,692	7,582	87,521	32,028
Other assets	2,379	138	151	143
Total assets	245,433,410	208,745,180	63,166,764	147,724,706
Liabilities
Payable for:
Dividends	481,899	207,336	62,892	213,272
Investments purchased	34,522	—	—	—
Shares redeemed	149,910	406,776	91,200	125,188
Accrued expenses:
Directors fees	3,274	870	273	657
Management fees	108,485	92,033	25,505	67,454
12b-1 distribution and service fees	15,207	34,570	9,234	14,009
Other	52,020	65,802	22,057	35,586
Total liabilities	845,317	807,387	211,161	456,166
Net assets	$244,588,093	$207,937,793	$62,955,603	$147,268,540
Class A Shares
Net assets	$51,182,464	$112,587,805	$23,205,419	$44,669,273
Shares outstanding	4,999,600	10,148,591	2,283,618	4,416,695
Net asset value per share	$10.24	$11.09	$10.16	$10.11
Offering price per share (net asset value per share plus maximum sales charge of 3.00%, 4.20%, 4.20% and 3.00%, respectively, of offering price)	$10.56	$11.58	$10.61	$10.42
Class C Shares
Net assets	$8,051,731	$13,237,537	$6,031,379	$10,561,297
Shares outstanding	789,974	1,193,150	593,494	1,047,820
Net asset value and offering price per share	$10.19	$11.09	$10.16	$10.08
Class C1 Shares
Net assets	$3,002,695	$14,583,001	$3,063,263	N/A
Shares outstanding	292,616	1,320,155	303,971	N/A
Net asset value and offering price per share	$10.26	$11.05	$10.08	N/A
Class I Shares
Net assets	$182,351,203	$67,529,450	$30,655,542	$92,037,970
Shares outstanding	17,914,530	6,091,934	3,016,428	9,098,171
Net asset value and offering price per share	$10.18	$11.09	$10.16	$10.12
Net assets consist of:
Capital paid-in	$234,837,422	$207,891,016	$65,389,899	$143,126,922
Undistributed (Over-distribution of) net investment income	291,023	553,806	26,132	(43,472)
Accumulated net realized gain (loss)	(650,224)	(4,498,987)	(2,220,991)	(1,773,948)
Net unrealized appreciation (depreciation)	10,109,872	3,991,958	(239,437)	5,959,038
Net assets	$244,588,093	$207,937,793	$62,955,603	$147,268,540
Authorized shares – per class	2 billion	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001	$0.0001

N/A –	Fund does not offer share class.

See accompanying notes to financial statements.

50	Nuveen Investments

Statement of

Operations Six Months Ended November 30, 2013 (Unaudited)

	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Investment Income	$5,282,657	$5,254,284	$1,484,993	$3,104,678
Expenses
Management fees	697,413	595,415	187,349	449,570
12b-1 service fees – Class A	54,827	117,923	26,834	49,226
12b-1 distribution and service fees – Class C	31,044	54,001	26,858	46,315
12b-1 distribution and service fees – Class C1	10,719	51,905	10,517	N/A
Shareholder servicing agent fees and expenses	35,552	53,721	13,960	21,673
Custodian fees and expenses	46,925	34,416	14,077	27,602
Directors fees and expenses	3,765	3,197	1,006	2,417
Professional fees	15,957	15,172	11,738	13,884
Shareholder reporting expenses	13,589	23,171	8,773	10,040
Federal and state registration fees	7,512	9,655	10,347	7,274
Other expenses	1,933	1,072	521	713
Total expenses before fee waiver/expense reimbursement	919,236	959,648	311,980	628,714
Fee waiver/expense reimbursement	—	—	(7,995)	—
Net expenses	919,236	959,648	303,985	628,714
Net investment income (loss)	4,363,421	4,294,636	1,181,008	2,475,964
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(1,094,716)	(5,220,696)	(1,545,818)	(1,446,255)
Change in net unrealized appreciation (depreciation) of investments	(8,045,542)	(11,580,355)	(3,748,944)	(4,948,128)
Net realized and unrealized gain (loss)	(9,140,258)	(16,801,051)	(5,294,762)	(6,394,383)
Net increase (decrease) in net assets from operations	$(4,776,837)	$(12,506,415)	$(4,113,754)	$(3,918,419)
N/A –Fund does not offer share class.

See accompanying notes to financial statements.

Nuveen Investments	51

Statement of

Changes in Net Assets (Unaudited)

	Minnesota Intermediate		Minnesota
	Six Months Ended 11/30/13	Year Ended 5/31/13	Six Months Ended 11/30/13	Year Ended 5/31/13
Operations
Net investment income (loss)	$4,363,421	$8,779,022	$4,294,636	$8,137,866
Net realized gain (loss) from investments	(1,094,716)	557,173	(5,220,696)	887,898
Change in net unrealized appreciation (depreciation) of investments	(8,045,542)	(3,072,367)	(11,580,355)	(1,141,344)
Net increase (decrease) in net assets from operations	(4,776,837)	6,263,828	(12,506,415)	7,884,420
Distributions to Shareholders
From net investment income:
Class A	(840,583)	(1,853,116)	(2,216,775)	(4,424,028)
Class C	(102,224)	(165,046)	(223,367)	(332,609)
Class C1	(42,739)	(121,804)	(260,534)	(678,528)
Class I	(3,153,467)	(6,950,247)	(1,470,444)	(3,075,488)
From accumulated net realized gains:
Class A	—	(58,039)	—	(201,167)
Class C	—	(6,495)	—	(18,198)
Class C1	—	(4,226)	—	(35,297)
Class I	—	(207,503)	—	(130,675)
Return of capital:
Class A	—	—	—	—
Class C	—	—	—	—
Class C1	—	—	—	—
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	(4,139,013)	(9,366,476)	(4,171,120)	(8,895,990)
Fund Share Transactions
Proceeds from sale of shares	19,696,475	71,006,976	13,553,351	92,256,815
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,264,553	2,560,494	2,838,724	5,662,922
	20,961,028	73,567,470	16,392,075	97,919,737
Cost of shares redeemed	(56,273,146)	(39,471,714)	(50,889,190)	(30,376,353)
Net increase (decrease) in net assets from Fund share transactions	(35,312,118)	34,095,756	(34,497,115)	67,543,384
Net increase (decrease) in net assets	(44,227,968)	30,993,108	(51,174,650)	66,531,814
Net assets at the beginning of period	288,816,061	257,822,953	259,112,443	192,580,629
Net assets at the end of period	$244,588,093	$288,816,061	$207,937,793	$259,112,443
Undistributed (Over-distribution of) net investment income at the end of period	$291,023	$66,615	$553,806	$430,290

See accompanying notes to financial statements.

52	Nuveen Investments

	Nebraska		Oregon Intermediate
	Six Months Ended 11/30/13	Year Ended 5/31/13	Six Months Ended 11/30/13	Year Ended 5/31/13
Operations
Net investment income (loss)	$1,181,008	$2,480,120	$2,475,964	$5,135,408
Net realized gain (loss) from investments	(1,545,818)	(142,759)	(1,446,255)	127,411
Change in net unrealized appreciation (depreciation) of investments	(3,748,944)	(1,011,245)	(4,948,128)	(2,497,260)
Net increase (decrease) in net assets from operations	(4,113,754)	1,326,116	(3,918,419)	2,765,559
Distributions to Shareholders
From net investment income:
Class A	(448,564)	(817,207)	(697,169)	(1,462,973)
Class C	(98,515)	(164,464)	(139,324)	(285,632)
Class C1	(45,766)	(113,201)	N/A	N/A
Class I	(576,450)	(1,335,815)	(1,573,607)	(3,531,616)
From accumulated net realized gains:
Class A	—	—	—	(3,825)
Class C	—	—	—	(951)
Class C1	—	—	N/A	N/A
Class I	—	—	—	(8,803)
Return of capital:
Class A	—	(27,020)	—	—
Class C	—	(6,621)	—	—
Class C1	—	(4,306)	N/A	N/A
Class I	—	(41,666)	—	—
Decrease in net assets from distributions to shareholders	(1,169,295)	(2,510,300)	(2,410,100)	(5,293,800)
Fund Share Transactions
Proceeds from sale of shares	2,416,409	29,293,687	10,793,291	63,166,900
Proceeds from shares issued to shareholders due to reinvestment of distributions	772,276	1,495,084	994,231	1,850,630
	3,188,685	30,788,771	11,787,522	65,017,530
Cost of shares redeemed	(16,168,855)	(10,743,298)	(47,246,403)	(34,305,368)
Net increase (decrease) in net assets from Fund share transactions	(12,980,170)	20,045,473	(35,458,881)	30,712,162
Net increase (decrease) in net assets	(18,263,219)	18,861,289	(41,787,400)	28,183,921
Net assets at the beginning of period	81,218,822	62,357,533	189,055,940	160,872,019
Net assets at the end of period	$62,955,603	$81,218,822	$147,268,540	$189,055,940
Undistributed (Over-distribution of) net investment income at the end of period	$26,132	$14,419	$(43,472)	$(109,336)

N/A –	Fund does not offer share class.

See accompanying notes to financial statements.

Nuveen Investments	53

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

MINNESOTA INTERMEDIATE		Investment Operations			Less Distributions
Class (Commencement Date)
	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (2/94)
Year Ended 5/31
2014(h)	$10.56	$.17	$(.33)	$(.16)	$(.16)	$—	$(.16)	$10.24
2013	10.67	.32	(.08)	.24	(.34)	(.01)	(.35)	10.56
2012	10.20	.36	.47	.83	(.35)	(.01)	(.36)	10.67
2011(d)	10.12	.33	.07	.40	(.32)	—	(.32)	10.20
Year Ended 6/30
2010	9.67	.36	.46	.82	(.36)	(.01)	(.37)	10.12
2009	9.75	.38	(.05)	.33	(.38)	(.03)	(.41)	9.67
2008	9.83	.39	(.05)	.34	(.39)	(.03)	(.42)	9.75
Class C (1/11)
Year Ended 5/31
2014(h)	10.51	.14	(.33)	(.19)	(.13)	—	(.13)	10.19
2013	10.62	.26	(.09)	.17	(.27)	(.01)	(.28)	10.51
2012	10.14	.29	.49	.78	(.29)	(.01)	(.30)	10.62
2011(e)	9.77	.11	.36	.47	(.10)	—	(.10)	10.14
Class C1 (10/09)
Year Ended 5/31
2014(h)	10.59	.14	(.34)	(.20)	(.13)	—	(.13)	10.26
2013	10.69	.28	(.08)	.20	(.29)	(.01)	(.30)	10.59
2012	10.22	.31	.48	.79	(.31)	(.01)	(.32)	10.69
2011(d)	10.14	.28	.07	.35	(.27)	—	(.27)	10.22
Year Ended 6/30
2010(f)	9.94	.21	.20	.41	(.20)	(.01)	(.21)	10.14
Class I (2/94)
Year Ended 5/31
2014(h)	10.50	.18	(.33)	(.15)	(.17)	—	(.17)	10.18
2013	10.61	.34	(.08)	.26	(.36)	(.01)	(.37)	10.50
2012	10.13	.37	.49	.86	(.37)	(.01)	(.38)	10.61
2011(d)	10.06	.34	.06	.40	(.33)	—	(.33)	10.13
Year Ended 6/30
2010	9.62	.36	.45	.81	(.36)	(.01)	(.37)	10.06
2009	9.69	.39	(.04)	.35	(.39)	(.03)	(.42)	9.62
2008	9.78	.39	(.05)	.34	(.40)	(.03)	(.43)	9.69

54	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(g)

(1.53)%	$51,182	.83	%*	3.23	%*	.83	%*	3.23	%*	7%
2.25	62,493	.82		3.03		.82		3.03		11
8.32	52,039	.80		3.41		.76		3.44		9
4.00	37,175	.92	*	3.40	*	.74	*	3.60	*	12

8.51	34,957	1.08		3.28		.75		3.61		9
3.53	23,019	1.07		3.68		.75		4.00		18
3.53	22,059	1.07		3.65		.77		3.95		15

(1.83)	8,052	1.38	*	2.68	*	1.38	*	2.68	*	7
1.63	8,795	1.36		2.44		1.36		2.44		11
7.79	3,768	1.40		2.74		1.40		2.74		9
4.88	623	1.41	*	3.10	*	1.37	*	3.14	*	12

(1.85)	3,003	1.28	*	2.78	*	1.28	*	2.78	*	7
1.88	3,804	1.27		2.60		1.27		2.60		11
7.81	5,448	1.29		2.94		1.29		2.94		9
3.46	6,242	1.37	*	2.99	*	1.31	*	3.05	*	12

4.15	3,965	1.48	*	2.87	*	1.35	*	3.00	*	9

(1.45)	182,351	.63	*	3.43	*	.63	*	3.43	*	7
2.42	213,723	.62		3.23		.62		3.23		11
8.60	196,568	.64		3.58		.64		3.58		9
4.00	191,516	.72	*	3.60	*	.66	*	3.67	*	12

8.50	193,443	.83		3.53		.70		3.66		9
3.71	172,440	.82		3.92		.70		4.04		18
3.51	175,681	.82		3.90		.70		4.02		15

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the eleven months ended May 31, 2011.
(e)	For the period January 18, 2011 (commencement of operations) through May 31, 2011.
(f)	For the period October 28, 2009 (commencement of operations) through June 30, 2010.
(g)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(h)	For the six months ended November 30, 2013.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	55

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

MINNESOTA		Investment Operations			Less Distributions
Class (Commencement Date)
	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (7/88)
Year Ended 5/31
2014(g)	$11.87	$.22	$(.79)	$(.57)	$(.21)	$—	$(.21)	$11.09
2013	11.87	.43	.04	.47	(.45)	(.02)	(.47)	11.87
2012	10.83	.47	1.02	1.49	(.45)	—	(.45)	11.87
2011(d)	10.87	.39	(.08)	.31	(.35)	—	(.35)	10.83
Year Ended 6/30
2010	9.98	.41	.89	1.30	(.41)	—	(.41)	10.87
2009	10.48	.43	(.44)	(.01)	(.43)	(.06)	(.49)	9.98
2008	10.93	.44	(.38)	.06	(.45)	(.06)	(.51)	10.48
Class C (1/11)
Year Ended 5/31
2014(g)	11.86	.18	(.77)	(.59)	(.18)	—	(.18)	11.09
2013	11.87	.35	.04	.39	(.38)	(.02)	(.40)	11.86
2012	10.82	.39	1.05	1.44	(.39)	—	(.39)	11.87
2011(e)	10.23	.15	.56	.71	(.12)	—	(.12)	10.82
Class C1 (2/99)
Year Ended 5/31
2014(g)	11.81	.19	(.77)	(.58)	(.18)	—	(.18)	11.05
2013	11.82	.38	.02	.40	(.39)	(.02)	(.41)	11.81
2012	10.78	.41	1.03	1.44	(.40)	—	(.40)	11.82
2011(d)	10.82	.34	(.08)	.26	(.30)	—	(.30)	10.78
Year Ended 6/30
2010	9.94	.36	.88	1.24	(.36)	—	(.36)	10.82
2009	10.44	.38	(.44)	(.06)	(.38)	(.06)	(.44)	9.94
2008	10.89	.40	(.39)	.01	(.40)	(.06)	(.46)	10.44
Class I (8/97)
Year Ended 5/31
2014(g)	11.85	.23	(.77)	(.54)	(.22)	—	(.22)	11.09
2013	11.86	.45	.03	.48	(.47)	(.02)	(.49)	11.85
2012	10.82	.49	1.02	1.51	(.47)	—	(.47)	11.86
2011(d)	10.86	.41	(.08)	.33	(.37)	—	(.37)	10.82
Year Ended 6/30
2010	9.97	.42	.90	1.32	(.43)	—	(.43)	10.86
2009	10.47	.44	(.44)	—	(.44)	(.06)	(.50)	9.97
2008	10.92	.46	(.38)	.08	(.47)	(.06)	(.53)	10.47

56	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement					Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)			Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

(4.79)%	$112,588	.86	%*	3.85	%*	.	86	%*	3.85	%*	7%
4.01	132,705	.84		3.57			.84		3.57		7
14.03	100,185	.90		4.06			.86		4.11		17
2.94	85,183	1.00	*	3.77	*		.85	*	3.94	*	25

13.19	91,922	1.11		3.60			.85		3.86		34
.07	87,218	1.11		4.06			.85		4.32		28
.54	102,089	1.10		3.91			.87		4.14		37

(5.00)	13,238	1.41	*	3.29	*		1.41	*	3.29	*	7
3.32	16,833	1.39		2.96			1.39		2.96		7
13.48	4,927	1.47		3.37			1.45		3.39		17
6.99	618	1.50	*	3.91	*		1.43	*	3.98	*	25

(4.88)	14,583	1.31	*	3.39	*		1.31	*	3.39	*	7
3.43	19,234	1.30		3.15			1.30		3.15		7
13.56	21,453	1.35		3.63			1.35		3.64		17
2.48	22,190	1.43	*	3.33	*		1.33	*	3.43	*	25

12.58	26,772	1.51		3.19			1.35		3.35		34
(.42)	20,489	1.51		3.66			1.35		3.82		28
.06	20,061	1.50		3.48			1.35		3.63		37

(4.55)	67,529	.66	*	4.04	*		.66	*	4.04	*	7
4.08	90,341	.65		3.78			.65		3.78		7
14.23	66,016	.71		4.26			.70		4.27		17
3.09	51,116	.77	*	4.01	*		.68	*	4.11	*	25

13.37	52,639	.86		3.84			.70		4.00		34
.23	42,093	.86		4.31			.70		4.47		28
.71	44,993	.85		4.17			.70		4.32		37

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the eleven months ended May 31, 2011.
(e)	For the period January 18, 2011 (commencement of operations) through May 31, 2011.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	For the six months ended November 30, 2013.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	57

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

NEBRASKA		Investment Operations			Less Distributions
Class (Commencement Date)
	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending Net Asset Value
Class A (2/01)
Year Ended 5/31
2014(g)	$10.87	$.17	$(.71)	$(.54)	$(.17)	$—	$—	$(.17)	$10.16
2013	11.01	.36	(.13)	.23	(.36)	—	(.01)	(.37)	10.87
2012	10.28	.41	.75	1.16	(.43)	—	—	(.43)	11.01
2011(d)	10.34	.39	(.06)	.33	(.39)	—	—	(.39)	10.28
Year Ended 6/30
2010	9.84	.41	.49	.90	(.40)	—	—	(.40)	10.34
2009	10.06	.43	(.21)	.22	(.44)	—	—	(.44)	9.84
2008	10.30	.42	(.20)	.22	(.41)	(.05)	—	(.46)	10.06
Class C (1/11)
Year Ended 5/31
2014(g)	10.88	.14	(.72)	(.58)	(.14)	—	—	(.14)	10.16
2013	11.02	.30	(.13)	.17	(.30)	—	(.01)	(.31)	10.88
2012	10.28	.34	.77	1.11	(.37)	—	—	(.37)	11.02
2011(e)	9.86	.14	.42	.56	(.14)	—	—	(.14)	10.28
Class C1 (2/01)
Year Ended 5/31
2014(g)	10.78	.15	(.71)	(.56)	(.14)	—	—	(.14)	10.08
2013	10.92	.32	(.14)	.18	(.31)	—	(.01)	(.32)	10.78
2012	10.19	.38	.73	1.11	(.38)	—	—	(.38)	10.92
2011(d)	10.26	.34	(.06)	.28	(.35)	—	—	(.35)	10.19
Year Ended 6/30
2010	9.76	.38	.48	.86	(.36)	—	—	(.36)	10.26
2009	9.99	.39	(.22)	.17	(.40)	—	—	(.40)	9.76
2008	10.23	.38	(.20)	.18	(.37)	(.05)	—	(.42)	9.99
Class I (2/01)
Year Ended 5/31
2014(g)	10.88	.18	(.72)	(.54)	(.18)	—	—	(.18)	10.16
2013	11.01	.39	(.13)	.26	(.38)	—	(.01)	(.39)	10.88
2012	10.27	.45	.74	1.19	(.45)	—	—	(.45)	11.01
2011(d)	10.34	.41	(.07)	.34	(.41)	—	—	(.41)	10.27
Year Ended 6/30
2010	9.83	.44	.50	.94	(.43)	—	—	(.43)	10.34
2009	10.06	.45	(.22)	.23	(.46)	—	—	(.46)	9.83
2008	10.30	.44	(.19)	.25	(.44)	(.05)	—	(.49)	10.06

58	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

(4.95)%	$23,205	.91	%*	3.34	%*	.88	%*	3.36	%*	8%
2.11	31,576	.90		3.25		.88		3.27		18
11.51	19,021	.97		3.79		.88		3.88		25
3.28	7,099	1.21	*	3.62	*	.72	*	4.11	*	21

9.26	6,333	1.46		3.30		.75		4.01		18
2.33	5,847	1.50		3.66		.75		4.41		34
2.19	5,689	1.47		3.34		.75		4.06		22

(5.32)	6,031	1.46	*	2.78	*	1.43	*	2.80	*	8
1.56	8,693	1.45		2.66		1.43		2.68		18
10.98	2,800	1.51		3.10		1.43		3.19		25
5.70	321	1.60	*	3.37	*	1.24	*	3.73	*	21

(5.15)	3,063	1.36	*	2.87	*	1.33	*	2.90	*	8
1.63	3,897	1.36		2.85		1.33		2.87		18
11.08	4,132	1.43		3.49		1.33		3.59		25
2.80	4,201	1.64	*	3.19	*	1.14	*	3.69	*	21

8.91	4,181	1.86		2.91		1.15		3.62		18
1.84	2,585	1.90		3.27		1.15		4.02		34
1.81	1,798	1.87		2.93		1.15		3.65		22

(4.95)	30,656	.71	*	3.53	*	.68	*	3.55	*	8
2.37	37,054	.70		3.49		.68		3.51		18
11.80	36,406	.78		4.13		.68		4.23		25
3.39	31,470	.99	*	3.83	*	.49	*	4.34	*	21

9.65	31,757	1.21		3.55		.50		4.26		18
2.48	30,689	1.25		3.92		.50		4.67		34
2.45	29,533	1.22		3.59		.50		4.31		22

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the eleven months ended May 31, 2011.
(e)	For the period January 18, 2011 (commencement of operations) through May 31, 2011.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	For the six months ended November 30, 2013.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	59

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

OREGON INTERMEDIATE		Investment Operations			Less Distributions
Class (Commencement Date)
	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains		Total	Ending Net Asset Value
Class A (2/99)
Year Ended 5/31
2014(g)	$10.46	$.15	$(.36)	$(.21)	$(.14)	$—		$(.14)	$10.11
2013	10.60	.30	(.13)	.17	(.31)	—	**	(.31)	10.46
2012	10.17	.33	.44	.77	(.34)	—	**	(.34)	10.60
2011(d)	10.11	.29	.05	.34	(.28)	—		(.28)	10.17
Year Ended 6/30
2010	9.77	.35	.33	.68	(.34)	—		(.34)	10.11
2009	9.68	.36	.09	.45	(.36)	—		(.36)	9.77
2008	9.72	.35	(.02)	.33	(.36)	(.01)		(.37)	9.68
Class C (1/11)
Year Ended 5/31
2014(g)	10.43	.12	(.36)	(.24)	(.11)	—		(.11)	10.08
2013	10.56	.24	(.12)	.12	(.25)	—	**	(.25)	10.43
2012	10.15	.27	.43	.70	(.29)	—	**	(.29)	10.56
2011(e)	9.78	.09	.40	.49	(.12)	—		(.12)	10.15
Class I (8/97)
Year Ended 5/31
2014(g)	10.47	.16	(.36)	(.20)	(.15)	—		(.15)	10.12
2013	10.60	.32	(.12)	.20	(.33)	—	**	(.33)	10.47
2012	10.17	.35	.44	.79	(.36)	—	**	(.36)	10.60
2011(d)	10.11	.31	.05	.36	(.30)	—		(.30)	10.17
Year Ended 6/30
2010	9.77	.35	.35	.70	(.36)	—		(.36)	10.11
2009	9.68	.37	.10	.47	(.38)	—		(.38)	9.77
2008	9.72	.37	(.03)	.34	(.37)	(.01)		(.38)	9.68

60	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

(1.96)%	$44,669	.84	%*	2.89	%*	.84	%*	2.89	%*	2%
1.61	57,578	.83		2.81		.83		2.81		9
7.71	42,819	.85		3.18		.85		3.18		9
3.46	31,399	.97	*	3.04	*	.82	*	3.18	*	12

7.05	31,043	1.10		3.12		.85		3.37		19
4.77	10,963	1.12		3.43		.85		3.70		19
3.39	5,967	1.12		3.37		.85		3.64		15

(2.26)	10,561	1.39	*	2.35	*	1.39	*	2.35	*	2
1.14	15,663	1.38		2.24		1.38		2.24		9
6.98	7,345	1.40		2.58		1.40		2.58		9
5.04	632	1.40	*	2.50	*	1.36	*	2.53	*	12

(1.87)	92,038	.64	*	3.10	*	.64	*	3.10	*	2
1.88	115,815	.63		3.02		.63		3.02		9
7.90	110,708	.65		3.40		.65		3.40		9
3.62	113,827	.74	*	3.26	*	.65	*	3.35	*	12

7.21	133,816	.85		3.37		.70		3.52		19
4.92	119,959	.87		3.67		.70		3.84		19
3.54	120,800	.87		3.61		.70		3.78		15

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the eleven months ended May 31, 2011.
(e)	For the period January 18, 2011 (commencement of operations) through May 31, 2011.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	For the six months ended November 30, 2013.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	61

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Minnesota Intermediate Municipal Bond Fund (“Minnesota Intermediate”), Nuveen Minnesota Municipal Bond Fund (“Minnesota”), Nuveen Nebraska Municipal Bond Fund (“Nebraska”) and Nuveen Oregon Intermediate Municipal Bond Fund (“Oregon Intermediate”), (each a “Fund” and collectively, the “Funds”), as non-diversified funds (diversified for Nebraska), among others. The Trust was incorporated in the State of Maryland on August 20, 1987.

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Fund Information

The investment objective of each Fund is to provide maximum current income that is exempt from both federal income tax and its respective state income tax to the extent consistent with prudent investment risk.

Under normal market conditions, as a fundamental policy, each Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal securities that pay interest that is exempt from federal and its respective state income tax, including the federal and state alternative minimum tax. These municipal bonds include obligations issued by each Fund’s respective state and its subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from regular federal and the Fund’s respective personal income tax. Each Fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal and state, where applicable, alternative minimum tax. Each Fund invests mainly in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the Sub-Adviser. However, each Fund may invest up to 20% of its total assets in securities that, at the time of purchase, are rated lower than investment grade or are unrated and of comparable quality (securities commonly referred to as “high yield” securities or “junk bonds”). If the rating of a security is reduced or discontinued after purchase, the Funds are not required to sell the security, but may consider doing so.

Each Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases. Each Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature. Each Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”). Inverse floaters are derivative securities that provide leveraged exposure to underlying municipal bonds. Each Fund’s investments in inverse floaters are designed to increase the Funds’ income and returns through this leveraged exposure. These investments are speculative, however, and also create the possibility that income and returns will be diminished.

Minnesota Intermediate and Oregon Intermediate will each attempt to maintain the weighted average maturity of their portfolio securities at three to ten years under normal market conditions, while Minnesota and Nebraska will each attempt to maintain the weighted average maturity of their portfolio securities at ten to twenty-five years under normal market conditions.

Each Fund may utilize futures contracts and options on futures contracts in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in the Fund’s portfolio. The Funds may not use such instruments to gain exposure to a security or type of security that they would be prohibited by their investment restrictions from purchasing directly.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

62	Nuveen Investments

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of November 30, 2013, there were no outstanding purchase commitments in any of the Funds.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydowns gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Should a Fund receive a refund of workout expenditures paid in a prior reporting period such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

The Funds declare dividends from their net investment income daily and pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C1 Shares of the Funds (except for Oregon Intermediate, which does not offer Class C1 Shares) are not available for new accounts or for additional investment into existing accounts, but Class C1 Shares can be issued for purposes of dividend reinvestment. Class C1 Shares were sold without an up-front sales charge but incur a .40% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares and Class C1 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each

Nuveen Investments	63

Notes to Financial Statements (Unaudited) (continued)

Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis. As of November 30, 2013, the Funds were not invested in any portfolio securities or derivative instruments that are subject to netting agreements.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Directors. These securities are generally classified as Level 2 for fair measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors or its designee.

Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

64	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Minnesota Intermediate	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$240,302,217	$—	$240,302,217
Short-Term Investments:
Money Market Funds	1,876,138	—	—	1,876,138
Total	$1,876,138	$240,302,217	$—	$242,178,355

Minnesota	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$203,963,167	$—	$203,963,167
Short-Term Investments:
Money Market Funds	2,078,977	—	—	2,078,977
Total	$2,078,977	$203,963,167	$—	$206,042,144

Nebraska	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$61,024,664	$—	$61,024,664
Short-Term Investments:
Money Market Funds	1,215,320	—	—	1,215,320
Total	$1,215,320	$61,024,664	$—	$62,239,984

Oregon Intermediate	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$144,425,207	$—	$144,425,207
Short-Term Investments:
Money Market Funds	1,235,520	—	—	1,235,520
Total	$1,235,520	$144,425,207	$—	$145,660,727
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

Nuveen Investments	65

Notes to Financial Statements (Unaudited) (continued)

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” The Fund’s Statement of Assets and Liabilities shows only the inverse floaters and not the underlying bonds as an asset, and does not reflect the short-term floating rate certificates as liabilities. Also, the Fund reflects in “Investment Income” only the net amount of earnings on its inverse floater investment (net of the interest paid to the holders of the short-term floating rate certificates and the expenses of the trust), and does not show the amount of that interest paid as an interest expense on the Statement of Operations.

An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust, at their liquidation value, as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense” on the Statement of Operations.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements are referred to herein as “Recourse Trusts”), with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is denoted as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

During the six months ended November 30, 2013, the Funds did not have any transactions in self-deposited inverse floaters and/or externally-deposited inverse floaters.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the six months ended November 30, 2013.

66	Nuveen Investments

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares were as follows:

	Minnesota Intermediate
	Six Months Ended 11/30/13		Year Ended 5/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	463,156	$4,741,298	1,644,026	$17,582,483
Class C	131,168	1,338,999	549,249	5,848,181
Class C1 – exchanges	—	—	4,721	50,000
Class I	1,339,718	13,616,178	4,468,588	47,526,312
Shares issued to shareholders due to reinvestment of distributions:
Class A	79,670	814,087	162,727	1,739,851
Class C	9,683	98,502	14,994	159,513
Class C1	10,435	106,846	10,316	110,560
Class I	24,131	245,118	51,777	550,570
	2,057,961	20,961,028	6,906,398	73,567,470
Shares redeemed:
Class A	(1,459,791)	(14,955,749)	(765,711)	(8,184,357)
Class C	(187,413)	(1,901,393)	(82,643)	(879,748)
Class C1	(77,178)	(789,876)	(165,086)	(1,766,425)
Class I	(3,799,505)	(38,626,128)	(2,695,417)	(28,641,184)
	(5,523,887)	(56,273,146)	(3,708,857)	(39,471,714)
Net increase (decrease)	(3,465,926)	$(35,312,118)	3,197,541	$34,095,756

Nuveen Investments	67

Notes to Financial Statements (Unaudited) (continued)

	Minnesota
	Six Months Ended 11/30/13		Year Ended 5/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	626,592	$7,008,026	3,384,613	$40,697,990
Class C	84,452	945,376	1,076,673	12,950,967
Class C1	—	—	—	—
Class I	502,537	5,599,949	3,213,886	38,607,858
Shares issued to shareholders due to reinvestment of distributions:
Class A	191,085	2,120,905	352,941	4,244,978
Class C	18,945	210,240	26,398	317,282
Class C1	22,856	252,634	56,883	680,998
Class I	22,977	254,945	34,938	419,664
	1,469,444	16,392,075	8,146,332	97,919,737
Shares redeemed:
Class A	(1,852,895)	(20,653,356)	(990,723)	(11,917,520)
Class C	(329,592)	(3,672,176)	(98,912)	(1,187,242)
Class C1	(330,690)	(3,671,745)	(243,953)	(2,919,724)
Class I	(2,054,153)	(22,891,913)	(1,195,529)	(14,351,867)
	(4,567,330)	(50,889,190)	(2,529,117)	(30,376,353)
Net increase (decrease)	(3,097,886)	$(34,497,115)	5,617,215	$67,543,384

	Nebraska
	Six Months Ended 11/30/13		Year Ended 5/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	96,199	$992,936	1,324,161	$14,684,691
Class C	38,724	394,901	582,807	6,475,746
Class C1	—	—	—	—
Class I	100,004	1,028,572	732,243	8,133,250
Shares issued to shareholders due to reinvestment of distributions:
Class A	43,621	443,806	72,522	803,093
Class C	9,560	97,308	14,963	165,832
Class C1	4,280	43,213	9,874	108,513
Class I	18,461	187,949	37,673	417,646
	310,849	3,188,685	2,774,243	30,788,771
Shares redeemed:
Class A	(760,340)	(7,744,491)	(220,640)	(2,441,444)
Class C	(253,819)	(2,599,020)	(52,849)	(587,100)
Class C1	(61,659)	(629,802)	(26,986)	(296,638)
Class I	(508,878)	(5,195,542)	(670,680)	(7,418,116)
	(1,584,696)	(16,168,855)	(971,155)	(10,743,298)
Net increase (decrease)	(1,273,847)	$(12,980,170)	1,803,088	$20,045,473

68	Nuveen Investments

	Oregon Intermediate
	Six Months Ended 11/30/13		Year Ended 5/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	481,788	$4,866,523	2,152,167	$22,862,184
Class C	96,145	971,916	899,362	9,504,687
Class I	487,631	4,954,852	2,903,428	30,800,029
Shares issued to shareholders due to reinvestment of distributions:
Class A	66,213	669,141	120,071	1,272,935
Class C	13,409	135,052	24,702	261,031
Class I	18,802	190,038	29,852	316,664
	1,163,988	11,787,522	6,129,582	65,017,530
Shares redeemed:
Class A	(1,634,127)	(16,525,721)	(809,101)	(8,570,924)
Class C	(564,058)	(5,684,713)	(117,087)	(1,237,257)
Class I	(2,474,804)	(25,035,969)	(2,309,787)	(24,497,187)
	(4,672,989)	(47,246,403)	(3,235,975)	(34,305,368)
Net increase (decrease)	(3,509,001)	$(35,458,881)	2,893,607	$30,712,162

5. Investment Transactions

Purchases and sales (including maturities) during the six months ended November 30, 2013, were as follows:

	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Purchases	$19,275,283	$15,326,420	$5,191,441	$3,319,949
Sales and maturities	55,400,073	51,481,120	20,424,000	37,887,301

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of November 30, 2013, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Cost of investments	$231,987,998	$201,593,784	$62,263,251	$139,575,069
Gross unrealized:
Appreciation	$12,497,260	$9,254,631	$1,543,002	$7,678,829
Depreciation	(2,306,903)	(4,806,271)	(1,566,269)	(1,593,171)
Net unrealized appreciation (depreciation) of investments	$10,190,357	$4,448,360	$(23,267)	$6,085,658

Nuveen Investments	69

Notes to Financial Statements (Unaudited) (continued)

Permanent differences, primarily due to federal taxes paid, return of capital distributions and distribution character reclassifications, resulted in reclassifications among the Funds’ components of net assets as of May 31, 2013, the Funds’ last tax year end, as follows:

	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Capital paid-in	$7,798	$(19)	$(83,283)	$403
Undistributed (Over-distribution of) net investment income	—	—	79,613	38
Accumulated net realized gain (loss)	(7,798)	19	3,670	(441)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2013, the Funds’ last tax year end, were as follows:

	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Undistributed net tax-exempt income[1]	$735,439	$719,806	$—	$212,563
Undistributed net ordinary income[2]	126,897	211,734	—	—
Undistributed net long-term capital gains	320,180	688,918	—	—
[1]	Undistributed net tax exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2013 through May 31, 2013 and paid on June 3, 2013.
[2]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended May 31, 2013, was designated for purposes of the dividends paid deduction as follows:

	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Distributions from net tax-exempt income	$9,066,245	$8,370,024	$2,406,149	$5,281,567
Distributions from net ordinary income[2]	—	—	—	13,617
Distributions from net long-term capital gains	276,263	385,337	—	—
Tax return of capital	—	—	79,613	—
[2]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

As of May 31, 2013, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration retain the character reflected and will be utilized first by a Fund, while the losses subject to expiration are considered short-term:

	Nebraska	Oregon Intermediate
Expiration:
May 31, 2017	$199,025	$—
May 31, 2018	36,230	—
Not subject to expiration:
Short-term losses	35,333	342
Long-term losses	301,211	327,351
Total	$571,799	$327,693

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Fund has elected to defer losses as follows:

Nebraska
Post-October capital losses[5]	$82,905
Late-year ordinary losses[6]	—
[5]	Capital losses incurred from November 1, 2012 through May 31, 2013, the Fund’s last tax year end.
[6]	Ordinary losses incurred from January 1, 2013 through May 31, 2013 and specified losses incurred from November 1, 2012 through May 31, 2013.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

70	Nuveen Investments

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For net assets over $2 billion	.2750

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level free rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets”. The complex-level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of November 30, 2013, the complex-level fee rate for each of these Funds was as follows:

Fund	Complex-Level Fee Rate
Minnesota Intermediate	.1913%
Minnesota	.1876
Nebraska	.1829
Oregon Intermediate	.1916

The Adviser has agreed to waive fees and/or reimburse expenses of Nebraska through March 31, 2015 so that total annual Fund operating expenses (excluding acquired fund fees and expenses), do not exceed 0.90%, 1.45%, 1.35% and 0.70% for Class A, Class C, Class C1 and Class I Shares, respectively.

The Adviser may also voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent directors that enable directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the six months ended November 30, 2013, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Sales charges collected	$9,699	$57,834	$26,236	$16,289
Paid to financial intermediaries	7,954	49,875	22,755	13,674

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

Nuveen Investments	71

Notes to Financial Statements (Unaudited) (continued)

During the six months ended November 30, 2013, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Commission advances	$12,082	$16,439	$4,189	$15,096

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares and Class C1 Shares during the first year following a purchase are retained by the Distributor. During the six months ended November 30, 2013, the Distributor retained such 12b-1 fees as follows:

	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
12b-1 fees retained	$10,291	$34,858	$15,237	$16,267

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended November 30, 2013, as follows:

	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
CDSC retained	$1,120	$9,647	$5,899	$7,559

8. Subsequent Events

Class C and Class C2 Shares

During the current reporting period, the Funds’ Board of Directors approved the following changes:

Effective February 10, 2014, subsequent to the close of this reporting period, each Fund intends to offer a new share class, designated as Class C Shares, which will be subject to annual distribution and service fees of 1.00% of the Fund’s average daily net assets. Current Class C Shares of the Funds will be re-designated Class C2 Shares. Class C2 Shares will not be available for new accounts or for additional investment into existing accounts except in connection with dividend reinvestments. Class C2 Shares will not be eligible for the reinstatement privilege. Shareholders of Class C2 Shares will be eligible to exchange their shares into Class C2 Shares of other Nuveen municipal bond funds. Shareholders of Class C2 Shares will also remain eligible to exchange their shares into Class C Shares of any other Nuveen mutual fund, but if they exchange back into a Nuveen municipal bond fund, they will issued newly established Class C Shares.

72	Nuveen Investments

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Lipper Minnesota Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Minnesota Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Other States Intermediate Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Intermediate Municipal Debt Funds Classification. Shareholders should note that the performance of the Lipper Other States Intermediate Municipal Debt Funds Classification Average represents the overall average of returns for funds from multiple states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Nuveen Investments	73

Lipper Other States Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Municipal Debt Funds Classification. Shareholders should note that the performance of the Lipper Other States Municipal Debt Funds Classification Average represents the overall average of returns for funds from multiple states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

S&P Municipal Bond Intermediate Index: Contains all bonds in the S&P Municipal Bond Index that mature between 3 and 14.999 years. Index returns assume reinvestment of dividends but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

74	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL 60603

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL 60606

Custodian

U.S. Bank National Association

Milwaukee, WI 02111

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	75

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $215 billion as of September 30, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-FTFI-1113P

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date: February 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date: February 6, 2014

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: February 6, 2014